                                           SEMI-ANNUAL REPORT  |  April 30, 2001


                                                                      The Strong

                                                                Municipal Income

                                                                           Funds


                                     [PHOTO]



             Strong Wisconsin Tax-Free Fund
      Strong High-Yield Municipal Bond Fund
Strong Short-Term High Yield Municipal Fund
                 Strong Municipal Bond Fund
      Strong Short-Term Municipal Bond Fund


                                                                   [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2001


                                                                      The Strong

                                                                Municipal Income

                                                                           Funds

Table of Contents

Investment Reviews

  Strong Wisconsin Tax-Free Fund ..........................    2
  Strong High-Yield Municipal Bond Fund ...................    4
  Strong Short-Term High Yield Municipal Fund .............    6
  Strong Municipal Bond Fund ..............................    8
  Strong Short-Term Municipal Bond Fund ...................   10

Bond Glossary .............................................   12

Financial Information
  Schedules of Investments in Securities
    Strong Wisconsin Tax-Free Fund ........................   13
    Strong High-Yield Municipal Bond Fund .................   14
    Strong Short-Term High Yield Municipal Fund ...........   17
    Strong Municipal Bond Fund ............................   21
    Strong Short-Term Municipal Bond Fund .................   24
  Statements of Assets and Liabilities ....................   31
  Statements of Operations ................................   34
  Statements of Changes in Net Assets .....................   37
  Notes to Financial Statements ...........................   39

Financial Highlights ......................................   46

A Few Words From Brad Tank, Director of Fixed Income Investing

[PHOTO OF BRAD TANK]

Fixed Income Market Overview from
October 31, 2000 to April 30, 2001

For fixed income investors, the past six-months were generally positive compared to the difficult conditions the stock markets experienced. Interest rates declined--and the timing and pattern of the decline demonstrated the forward-looking nature of the financial markets.

During the closing months of last year, we witnessed a sharp fall in U.S. Treasury rates that reflected an environment of weakening economic data. Meanwhile, the Federal Reserve continued to hold its policy steady, maintaining the overnight funds rate at 6.5 percent. But the markets were well ahead of policymakers by the first week of January. That's when the first of what now totals five, half-percent reductions in the Fed Funds rate took place, including the rate cut on May 15, 2001.

The sum of these events has produced a dramatic steepening of the yield curve throughout the period. Thirty-year treasuries remained unchanged, yielding 5.79 percent. Ten-year notes declined in yield from 5.73 percent to 5.34 percent. And two-year note yields fell from 5.91 percent to 4.28 percent.

Our Strong income portfolios were generally positioned to benefit from both a decline in interest rates and a steepening of the yield curve. We believe that while easier monetary policy continues to unfold, we may see additional yield curve steepening. But we think much of the drama is behind us. The primary issue facing the market right now is just how low the Federal Reserve will take short-term interest rates. Our view is that while economic growth has slowed sharply, the U.S. economy will avoid slipping into a recession. This suggests that short-term rates could drop another percent or so.

We are more positive than many on the near term prospects for the U.S. economy. But we believe it's not likely we will return quickly to the four-percent-plus real growth we experienced over the last few years.

In the past two quarters, real GDP (Growth Domestic Product) growth in the U.S. has slipped to an average of 1.6 percent. And our expectation is that by year-end, we will be back to two-to-three percent growth. A sustained lowering of capital spending and hiring by businesses, as well as a more cautious consumer, would appear to ensure slower growth for the near future.

The fundamentals of the U.S. economy remain solid and easier monetary policy is adding further support. However, new job creation has slowed and we expect wage growth to follow suit soon. Similarly, corporate profit growth has stalled, but current levels of profitability appear to be stable.

Today's economic factors, in our view, point to a generally positive outlook for fixed income markets, and we have positioned our portfolios accordingly.

Corporate credit quality, which has generally been deteriorating, has begun to show signs of stabilizing, and we believe current valuations are fairly good. However, as we have seen in the stock market recently, careful selection-- industry to industry and from credit to credit--remains an all-important ingredient to investment success.

As for high-yield bonds, we believe quarter four of 2000 may have been a significant turning point. There are similarities between the current market and 1991. That year, high-yield bonds performed well against a backdrop of deteriorating bond quality--which foreshadowed an upturn in fundamentals in the following year.

Internationally, the bond markets of developed economies around the world have loosely followed the performance patterns of the U.S. fixed income markets. The European central bank just eased monetary policy in response to sluggish economic news. While we're somewhat positive on European credit markets, we believe the best prospects for fixed income investors remain here in the U.S.

That's our current assessment of the fixed income markets. We thank you for investing with Strong and look forward to updating you again soon.

                                        /s/ Bradley C. Tank

Strong Wisconsin Tax-Free Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income tax. The Fund invests, under normal conditions, at least 80% of its net assets primarily in long-term, higher- and medium-quality municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal alternative minimum tax (AMT). To enhance its return potential, the Fund also invests a limited portion of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund typically maintains an average maturity between 10 and 20 years.


                            TAXABLE EQUIVALENT YIELD
                                 As of 4-30-01

          Federal              ONLY Federal         Federal AND State
          Tax-Free Yield       Tax-Free             Tax-Free
          -----------------------------------------------------------
          4%                   6.25%                 6.99%
          5%                   7.81%                 8.73%
          6%                   9.38%                10.48%

     For a Wisconsin investor in the 36% tax bracket. This chart is for illustrative purposes only and does not represent the performance of the Strong Wisconsin Tax-Free Fund or any specific investment. Assumes hypothetical municipal yields of 4%, 5%, and 6%, respectively.


Q:   How did your Fund perform?

A: Over the years, Strong has periodically started new fixed-income funds both in the taxable and tax-free arena. As a firm, our goal is to provide investors with a broad spectrum of investment choices that can be used to pursue a variety of individual asset allocation goals.

     This particular Fund is specifically designed for investors who are subject to Wisconsin state income taxes, have a need for current income, and have a longer-term investment horizon. The Fund will invest 80 percent of its assets in municipal bonds that are exempt from both federal and Wisconsin state personal income taxes, and when possible, strives to invest 100 percent of its assets in these bonds. While a good portion of these bonds will be issued by Wisconsin entities, there are also bonds issued by many of the United States territories that are exempt from Wisconsin taxes, such as Puerto Rico, Guam, and the Virgin Islands. These investments can help to provide some diversification to a portfolio that may otherwise be subject only to the ups and downs of the Wisconsin economy.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Since inception, we have fully invested the Fund in double tax-exempt bonds across a variety of sectors and issuers. Some of these holdings that may be most familiar to Wisconsin investors include bonds sold by the Southeast Wisconsin Professional Baseball Park District to finance the construction of Milwaukee's newly opened Miller Park, as well as bonds offered by the Green Bay/Brown County Professional Football Stadium District to renovate the Packers' Lambeau Field.

     It should also be noted that most bonds issued by Wisconsin's municipal entities, such as general obligations of local school districts, municipalities, counties, and the State of Wisconsin, do not qualify for Wisconsin income-tax exemption. That means these securities won't usually be appropriate investments for the Fund. With the Fund's Wisconsin holdings generally limited to issuers that offer the Wisconsin income-tax exemption, typical issuers will include local community, redevelopment, and housing authorities, as well as other entities specifically created by the state legislature.

     The Fund's average maturity can range between 10 and 20 years, but our target maturity will typically be between 7 and 12 years, and our target duration should be about 6 years. We anticipate keeping the Fund's average credit quality in the AA to high A range.

Q:   What is your future outlook?

A: Over the next three to six months, we anticipate the supply of new Wisconsin tax-exempt bonds to lag the supply of newly issued bonds available in the national tax-exempt marketplace. Thus, we plan to actively participate in the secondary markets to find appropriate investments for the Fund and to supplement our activity in selecting new offerings.

     We have already visited many of the individual projects that have double-exempt bonds outstanding, and we plan to make several more trips over the next few months to become familiar with others. This is part of our overall due diligence process of inspecting the assets that may serve as collateral on our holdings, and visiting with management on these projects. We also use these opportunities to identify credit trends that can influence our decisions to selectively add to a position or perhaps reduce holdings that exhibit weakening fundamentals.

     Thank you for your investment in the Strong Wisconsin Tax-Free Fund. We look forward to working with you in the years to come.

     Lyle J. Fitterer
     Portfolio Co-Manager

     Chad M. Rach
     Portfolio Co-Manager


                    -----------------------------------------

                                 TOTAL RETURNS/1/

                                  As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                      Since Inception               -0.25%
                             (4-6-01)

                    -----------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                    -----------------------------------------
                                 INVESTOR CLASS
                        Average maturity/2/     8.5 years
                                 Average
                          quality rating/3/     AA


     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.


          From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

     Because the Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, and that are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers. The Fund's income may be subject to local taxes.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/  The Fund's average maturity includes the effect of futures.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

Strong High-Yield Municipal Bond Fund
--------------------------------------------------------------------------------

Effective April 6, 2001, the Advisor Class of the Strong High-Yield Municipal Bond Fund was closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, primarily in long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average maturity between 10 and 25 years.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-1-93 to 4-30-01

                              [CHART APPEARS HERE]

                                                           Lipper High Yield
            The Strong High-Yield    High-Yield Muncipal    Municipal Debt
             Municipal Bond Fund         Bond Index*         Funds Index*
            ---------------------    -------------------   -----------------
Sep 93             $10,000                 $10,000              $10,000
Mar 94             $10,007                 $ 9,627              $ 9,666
Sep 94             $10,288                 $ 9,803              $ 9,790
Mar 95             $10,639                 $10,232              $10,271
Sep 95             $11,239                 $10,869              $10,767
Mar 96             $11,312                 $11,227              $11,069
Sep 96             $11,844                 $11,522              $11,379
Mar 97             $12,368                 $11,965              $11,693
Sep 97             $13,420                 $12,741              $12,453
Mar 98             $14,157                 $13,449              $12,992
Sep 98             $14,626                 $13,925              $13,498
Mar 99             $14,796                 $14,180              $13,638
Sep 99             $14,385                 $14,108              $13,332
Mar 00             $13,839                 $13,923              $13,198
Sep 00             $14,025                 $14,462              $13,518
Mar 01             $13,763                 $14,998              $13,917
Apr 01             $13,649                 $14,921              $13,833

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: Over the six months, the Fund continued to experience weakness tied to the overall "valley" currently being experienced in the high-yield municipal market. Still, high labor costs along with spiking utility costs have contributed to tight operating margins, and along with slower-than-anticipated fill-up schedules have affected several of the Fund's holdings. In almost all cases, bond holders are secured by a mortgage and a lien on cash flow--but it will take several quarters to work through the issues plaguing the high-yield municipal market.

     The good news is that new issuance in this segment of the municipal market has slowed dramatically. Secondary-market trading in high-yield securities has improved in the new year as a result of this drop in supply, and yield-seeking investors have been interested in giving high-yield municipals a second look.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Although the high-yield municipal market has presented a challenging environment for more than a year, it appears that the worst may be over and conditions are actually improving. Cash flow continues to be an issue in the non-investment grade market, although demand has improved for BBB securities in 2001. We have worked to upgrade the Fund's overall credit quality, but these efforts have been hampered by net outflows over the past six months. The Fund has not had a liquidity issue in meeting redemptions, but it has not been able to raise its overall credit quality and has even seen its overall credit quality decline to the high B level from BB.

     The Fund underperformed its benchmark, the High-Yield Municipal Bond Index, due to two main factors: credit quality and credit deterioration. Further credit deterioration affected several holdings, most of which were in default. We continue to aggressively work through the defaulted securities and bring them to a successful resolution. Currently, these securities account for 9.1 percent of the portfolio. The Fund also lagged because of its underweighting in higher-rated securities.

     Hospital bonds have proved to be among the best performers thus far in 2001, as prospects for improved reimbursement rates from Medicare and other insurers improved. The Fund has slightly more than 10 percent of its assets invested in this sector, which made a positive contribution to performance.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In light of the challenging market for high-yield securities, the Fund continues to make changes aimed at reducing volatility and improving liquidity. Our largest sector (at 34 percent of assets) remains in the retirement area, which did not see much buying interest. This sector weighting actually increased from 28 percent at the end of October due to shrinking overall Fund assets rather than from net new buying. The Fund continues to be well-diversified geographically. In addition, only two securities account for more than 4 percent each of the overall portfolio.

     We continue to sell lower-rated holdings and invest the proceeds in higher-quality bonds, consistent with our goal of improving overall credit quality. Our goal is to make further progress on improving overall quality in coming quarters.

     Further softening in the economy threatens revenue bonds the most, and market participants continue to demand a significant yield premium from lower-tier credits. Prospects for these credits appear to have improved in light of the falling interest-rate environment.

Q:   What is your future outlook?

A: Historically, May, June, and July have been good months for municipal bonds, though 2001 could be different as a large supply is slated to come to market. We do, however, anticipate that higher-yielding municipals may perform well over the next six months. Also, with five-year, AAA municipals yielding less than 4 percent, a 5.5 percent yield on a BBB-rated hospital bond can look very attractive to many investors.

     We thank you for your investment in the Strong High-Yield Municipal Bond Fund. We appreciate the confidence you've continued to place in us.

     Mary-Kay H. Bourbulas
     Portfolio Manager

                     ---------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  As of 4-30-01


                                 INVESTOR CLASS
                                 --------------
                               1-year                -1.09%
                               3-year                -1.20%
                               5-year                 3.88%
                      Since Inception                 4.19%
                            (10-1-93)

                                 ADVISOR CLASS/1/
                                 -------------
                               1-year                -1.33%
                               3-year                -1.52%
                               5-year                 3.53%
                      Since Inception                 3.83%
                            (10-1-93)
                     ---------------------------------------

                              Portfolio Statistics
                                  As of 4-30-01

                     ---------------------------------------
                                 INVESTOR CLASS
                      30-day annualized yield/2/      6.45%
                     ---------------------------------------
                     ---------------------------------------
                                  ADVISOR CLASS
                      30-day annualized yield/2/      6.09%
                     ---------------------------------------
                         Average maturity       15.7 years
                                  Average
                           quality rating/3/    B


     The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/ The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996, to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund
--------------------------------------------------------------------------------

Effective April 6, 2001, the Advisor Class of the Strong Short-Term High Yield Municipal Fund was closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average maturity between one and three years.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-30-97 to 4-30-01

                              [CHART APPEARS HERE]

                           Lehman Brothers   Lehman Brothers
            The Strong        1-5 Year          1-3 Year         Lipper High
            Short-Term     Non-Investment    Non-Investment    Yield Municipal
            High Yield     Grade Municipal   Grade Municipal     Debt Funds
          Municipal Fund     Bond Index*       Bond Index*         Index*
          --------------   ---------------   ---------------   ---------------
Nov 97        $10,000          $10,000           $10,000           $10,000
Feb 98        $10,225          $10,188           $10,155           $10,283
May 98        $10,405          $10,298           $10,277           $10,406
Aug 98        $10,548          $10,433           $10,413           $10,611
Nov 98        $10,639          $10,574           $10,547           $10,693
Feb 99        $10,770          $10,721           $10,697           $10,786
May 99        $10,870          $10,814           $10,802           $10,810
Aug 99        $10,884          $10,845           $10,874           $10,588
Nov 99        $10,877          $10,889           $10,969           $10,469
Feb 00        $10,763          $10,941           $11,067           $10,308
May 00        $10,841          $11,098           $11,211           $10,361
Aug 00        $11,020          $11,356           $11,440           $10,743
Nov 00        $11,093          $11,518           $11,595           $10,734
Feb 01        $11,384          $11,787           $11,843           $10,955
Apr 01        $11,440          $11,889           $11,932           $10,966


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index, the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index with the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index as we believe the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did your Fund perform?

A: During the six-month period ended April 30, 2001, the Fund experienced alternating periods of weakness and strength. Late in 2000, bids on BBB and lower short-term municipal debt fell, as investors preferred to own higher-quality issues. Although we were interested in reducing the Fund's overall maturity and duration to decrease volatility, we decided to wait, sensing an improving environment to come in the New Year.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Although the high-yield municipal market has been challenging for more than a year, it now appears that conditions are improving. Cash flow is one of the conditions that remains an issue in the non-investment grade market, although demand has improved for BBB securities in 2001. The Fund has been relatively insulated from market swings, due to its short maturity.

     The year 2001 did, in fact, bring with it a better interest-rate environment. Yields at the short end of the municipal market dropped dramatically in response to the Federal Reserve's rate cuts. Yield-seeking investors took another look at lower-rated municipal debt. Spreads--the difference in yield paid by Treasuries and that paid by lower-rated bonds--on BBB and lower-rated, shorter-term municipal debt narrowed versus the wide levels seen in 2000.

     The Fund's duration--this is, the sensitivity of its share price to interest-rate fluctuations--was shortened during the six-month period. That was a disadvantage as interest rates declined. In addition, higher-rated municipals were among the best overall performers during the period, while lower-rated credits--the focus of this Fund--lagged the market.

     Hospital bonds, where the Fund has 20 percent of its assets, were among the best-performing sectors in the first four months of 2001, as prospects brightened for improved reimbursements from government and private insurers. The utility sector also proved to be a good investment--fears sparked by California's utility crisis caused investors to sell or avoid utilities in general, even those with no exposure to the California market. This gave us the opportunity to increase our weighting in fundamentally sound issues from this sector, at lower price levels than have been seen in several years.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In light of the challenging market for high-yield securities, we made several changes to the portfolio to lower volatility and improve liquidity. However, the Fund remains well-diversified geographically, with only one state accounting for more than 10 percent of assets.

     We also lowered the portfolio's duration, or sensitivity to interest-rate changes. We were able to sell several lower-rated holdings and invest the proceeds in higher-quality bonds, consistent with our goal of improving overall credit quality. Thirty-one percent of the portfolio is investment grade (BBB or higher), and 69 percent of the portfolio is non-investment grade (BB or lower). The rated component of the fund stands at 35 percent, while non-rated holdings account for 64 percent. We believe this mix allows for a high relative yield, while attempting to minimize volatility.

     The Fund has so far been able to weather the significant credit deterioration that has afflicted the non-rated market, due in large part to the Fund's short maturity.

     We continue to aggressively work through the four positions (totaling 1.12% of assets) in default.

Q:   What is your future outlook?

A: It's unclear whether this May, June, and July will follow the historic pattern of being favorable months for municipal bonds, as a large supply of new issuance is slated to come to market. We do, however, anticipate that higher-yielding municipals may perform well over the next six months. These bonds tend to do well a few months into a Federal Reserve easing cycle.

     We thank you for your investment in the Strong Short-Term High Yield Municipal Fund. We appreciate the confidence you've continued to place in us.

     Mary-Kay H. Bourbulas
     Portfolio Manager

                    -----------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  As of 4-30-01


                                 INVESTOR CLASS
                                 --------------
                               1-year                 5.35%
                               3-year                 3.49%
                      Since Inception                 4.02%
                           (11-30-97)

                                 ADVISOR CLASS/1/
                                 -------------
                               1-year                 4.91%
                               3-year                 3.08%
                      Since Inception                 3.60%
                           (11-30-97)

                    -----------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                    -----------------------------------------
                                 INVESTOR CLASS
                      30-day annualized yield/2/      4.98%
                    -----------------------------------------
                    -----------------------------------------
                                  ADVISOR CLASS
                      30-day annualized yield/2/      4.62%
                    -----------------------------------------
                        Average maturity         2.8 years
                                 Average
                          quality rating/3/      BB


     The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01. The Advisor Class has temporarily absorbed expenses of 0.10%. Otherwise, the current yield would have been 4.52%, and returns would have been lower.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/ The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to five years. The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
--------------------------------------------------------------------------------

Effective April 6, 2001, the Advisor and Institutional Classes of the Strong Municipal Bond Fund were closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in long-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average maturity between 10 and 20 years.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-23-86 to 4-30-01

                              [CHART APPEARS HERE]

                                      Lehman Brothers      Lipper General
            The Strong Municipal         Municipal         Municipal Debt
                  Bond Fund             Bond Index*         Funds Index*
            --------------------      ---------------      --------------
Sep 86             $10,000                $10,000             $10,000
Sep 87             $ 9,605                $ 9,926             $ 9,682
Sep 88             $10,540                $11,215             $11,075
Sep 89             $11,196                $12,188             $12,067
Sep 90             $11,496                $13,017             $12,702
Sep 91             $13,138                $14,733             $14,349
Sep 92             $14,987                $16,273             $15,853
Sep 93             $16,805                $18,347             $17,975
Sep 94             $16,463                $17,899             $17,361
Sep 95             $17,365                $19,901             $19,123
Sep 96             $17,996                $21,103             $20,260
Sep 97             $20,108                $23,005             $22,071
Sep 98             $22,072                $25,010             $23,952
Sep 99             $21,546                $24,836             $23,336
Sep 00             $21,374                $26,369             $24,500
Apr 01             $21,841                $27,828             $25,725

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: In the first four months of 2001, the Fund has performed very well, as many of the higher-yielding, lower-quality securities in the portfolio have appreciated in price. In addition, the income from these bonds helped the Fund to deliver a higher yield than its benchmark, the Lehman Brothers Municipal Bond Index. Early in the six-month period (late in 2000), however, the Fund performed poorly versus its benchmark. At that time, the market strongly favored higher-quality debt.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Early in the period, the fixed-income markets started to anticipate that the Federal Reserve would need to lower short-term interest rates as the economy showed signs of slowing. As a result, from early November to late January, two-year Treasury notes declined in yield by about 143 basis points while long bonds only declined by about 25 basis points.

     Over the period, the Federal Reserve lowered the Federal Funds rate by 200 basis points, from 6.5 percent to 4.5 percent. While consumer confidence declined during the period, consumer spending actually stayed fairly strong. This allowed the economy to continue to grow, albeit at a slower pace. By the end of the period, longer-term interest rates had started to move higher, signaling that some investors believe the economy will recover later this year. Ironically, the 30-year Treasury yield started and ended the period at roughly the same level, 5.75 percent.

     While the municipal market followed the same trend as the taxable market--with lower overall yields and a steepening of the yield curve--municipals generally underperformed taxables early and late in the period, but outperformed in between. On a relative basis, high-quality, short- to intermediate-term municipals finished the quarter at historically attractive levels versus Treasuries.

     While high-quality bonds performed very well early in the period, lower-quality, investment-grade long-term bonds have outperformed since early January.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: During the period, we continued the process of slowly upgrading and diversifying the Fund's holdings. Early in the period, we had two securities that saw their credit fundamentals deteriorate very quickly and they were subsequently marked down in price. We chose to liquidate one of these holdings, but held the other and it has stabilized.

     The Fund has enjoyed much improved performance since January 1, 2001. Investors began to seek out higher-yielding securities, which allowed many of our lower-quality bonds to move up in price. We used this as an opportunity to diversify our health-care holdings by completely selling some securities or reducing our position in others. We selectively added other health-care issues that we believe have better long-term fundamentals. Overall, our health-care exposure decreased by about 5 percent during the period.

     We have selectively added utility issues to the portfolio. California's energy problems have caused some investors to reduce their utility holdings, with the result that yields for these securities have risen.

     We plan to continue to selectively upgrade the portfolio over time, though in the near term we will probably maintain our current credit-quality profile.

Q:   What is your future outlook?

A: Historically, May, June, and July have been good months for municipal bonds, but 2001 could be different as a large amount of supply is slated to come to market. Short- to intermediate-term municipals look very attractive versus high-quality taxable bonds.

     One part of the market we are watching very closely is California, where yields are increasingly attractive. Our plan will be to slowly add exposure to this market.

     We appreciate your investment in the Strong Municipal Bond Fund.

     Lyle J. Fitterer
     Portfolio Manager

                    ---------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                               1-year               4.32%
                               5-year               4.52%
                              10-year               5.81%
                      Since Inception               5.53%
                           (10-23-86)

                                 ADVISOR CLASS/1/
                                 -------------
                               1-year               3.88%
                               5-year               4.14%
                              10-year               5.44%
                      Since Inception               5.16%
                           (10-23-86)

                              INSTITUTIONAL CLASS/2/
                              -------------------
                               1-year               4.46%
                               5-year               4.54%
                              10-year               5.82%
                      Since Inception               5.54%
                           (10-23-86)

                    ---------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                    ---------------------------------------
                                 INVESTOR CLASS
                      30-day annualized yield/3/    5.02%
                    ---------------------------------------
                    ---------------------------------------
                                  ADVISOR CLASS
                      30-day annualized yield/3/    4.69%
                    ---------------------------------------
                    ---------------------------------------
                               INSTITUTIONAL CLASS
                      30-day annualized yield/3/    5.39%
                    ---------------------------------------
                        Average maturity/4/   10.2 years
                                 Average
                          quality rating/5/   A


     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

/4/  The Fund's average maturity includes the effect of when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/ The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------

Effective April 6, 2001, the Advisor and Institutional Classes of the Strong Short-Term Municipal Bond Fund were closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities and especially looks for bonds whose quality may be improving. The Fund typically maintains an average maturity of three years or less.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-91 to 4-30-01

                              [CHART APPEARS HERE]

                                       Lehman Brothers        Lipper Short
            The Strong Short-Term      Municipal 3 Year      Municipal Debt
             Municipal Bond Fund         Bond Index*         Funds Average*
            ---------------------      ----------------      --------------
Dec 91             $10,000                 $10,000              $10,000
Dec 92             $10,716                 $10,643              $10,579
Dec 93             $11,441                 $11,305              $11,132
Dec 94             $11,256                 $11,382              $11,168
Dec 95             $11,861                 $12,392              $11,966
Dec 96             $12,439                 $12,942              $12,422
Dec 97             $13,301                 $13,651              $13,002
Dec 98             $14,039                 $14,362              $13,593
Dec 99             $14,203                 $14,644              $13,825
Dec 00             $14,920                 $15,556              $14,525
Apr 01             $15,169                 $15,941              $14,786


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.



Q:   How did your Fund perform?

A: During the period, the Fund produced a high level of income and also experienced a slight appreciation in its net asset value. Relative to its benchmark, the Lehman Brothers Municipal 3 Year Bond Index, however, the Fund performed poorly. Our performance can be attributed to one main factor: the Fund's overweighting in lower-quality securities. These lower-quality securities did not appreciate in price over the period as quickly as did higher-rated AAA and AA bonds. As a result, the Fund's yield is now more than 80 basis points greater than its benchmark.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Early in the six months, the fixed-income markets appeared to anticipate that the Federal Reserve would begin to take steps to stimulate the slowing economy by cutting short-term interest rates. During this time, investors focused on short- to intermediate-term, high-quality bonds, such as Treasuries and AAA municipal securities. This investor demand caused the yield on two-year Treasuries to decline by about 143 basis points, while long bond yields only fell by about 25 basis points.

     When the Fed started to cut rates in January, it confirmed investors' expectations and almost immediately the market started to price in further easing. It remains to be seen whether the Fed's aggressive actions will allow the U.S. to avoid a recession in 2001.

     The municipal bond market followed the same general trend as the taxable market, with lower overall yields and much lower rates on short-maturity issues. Municipals did, however, generally underperform taxables early and late in the period, and outperformed in between. On a relative basis, high-quality, short- to intermediate-term municipals finished the quarter at historically attractive yields relative to Treasuries. High-quality bonds held the spotlight early in the period, but since January, lower-quality, investment-grade long-term bonds have outperformed.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the period, we reduced the portfolio's targeted duration to about 2 years. Going forward, we will manage the Fund with a target duration of approximately 1.9 years. We believe that over the longer term, this change will be beneficial to shareholders, as it should allow us to pursue less-volatile returns.

     While we continue to have a long-term goal of increasing the portfolio's average credit quality, over the period we added more A and BBB bonds to the Fund. The additional yield offered by these lower-quality securities is currently at its widest level (relative to high-quality bonds) since 1993. Historically, lower-quality bonds have generally outperformed after the Federal Reserve has eased interest rates.

     We also added to our utility position. Values in this sector became more attractive in the wake of concerns about California's energy crisis. We bought short-term bonds of utility companies that are generally unaffected by the California situation and also operate in more rate-friendly environments.

     Finally, we continued to cut the Fund's exposure to bonds whose income may be subject to the Alternative Minimum Tax (AMT). AMT bonds provided about 14% of Fund income as of the period's end.

Q:   What is your future outlook?

A: We are watching the California municipal market, where we are currently underweighted, very closely. Yields on these issues are becoming very attractive, approaching historically wide levels. At some point over the next three to six months, we anticipate building exposure here.

     We also anticipate that higher-yielding bonds will perform well over the next six months. This has been the historical pattern shortly after the Fed starts to cut rates. Also, with five-year, AAA-rated municipals paying yields of less than 4%, an A-rated utility bond paying 5% or a BBB hospital bond with a 5.5% yield can look very attractive to many investors. Increasing demand for these types of securities should help the Fund's performance.

     Thank you for your investment and continued confidence in the Strong Short-Term Municipal Bond Fund.

     Lyle J. Fitterer
     Portfolio Manager

                    ----------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  As of 4-30-01

                                 INVESTOR CLASS
                                 --------------
                               1-year                5.60%
                               3-year                4.02%
                               5-year                4.93%
                      Since Inception                4.57%
                           (12-31-91)

                                 ADVISOR CLASS/1/
                                 -------------
                               1-year                5.29%
                               3-year                3.66%
                               5-year                4.56%
                      Since Inception                4.19%
                           (12-31-91)

                              INSTITUTIONAL CLASS/2/
                              -------------------
                               1-year                5.81%
                               3-year                4.09%
                               5-year                4.97%
                      Since Inception                4.59%
                           (12-31-91)

                    ----------------------------------------

                              PORTFOLIO STATISTICS
                                  As of 4-30-01

                    ----------------------------------------
                                 INVESTOR CLASS
                      30-day annualized yield/3/     4.56%
                    ----------------------------------------
                    ----------------------------------------
                                  ADVISOR CLASS
                      30-day annualized yield/3/     4.18%
                    ----------------------------------------
                    ----------------------------------------
                               INSTITUTIONAL CLASS
                      30-day annualized yield/3/     4.85%
                    ----------------------------------------
                        Average maturity/4/     2.4 years
                                 Average
                          quality rating/5/     BBB


     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-01.

/4/  The Fund's average maturity includes the effect of when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/ The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
--------------------------------------------------------------------------------

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the semiannual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times, when investors buy Treasuries for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES               April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                         STRONG WISCONSIN TAX-FREE FUND

                                                         Shares or
                                                         Principal       Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 71.3%
Guam 2.2%
Guam Government GO:
  5.20%, Due 11/15/08                                     $ 10,000   $   10,188
  5.40%, Due 11/15/18                                       25,000       24,406
Guam Power Authority Revenue,
  5.70%, Due 10/01/04                                       25,000       26,313
                                                                     ----------
                                                                         60,907

Northern Mariana Islands 5.1%
Commonwealth of Northern Mariana
  Islands, 5.00%, Due 6/01/05                              140,000      142,975

Puerto Rico 23.8%
Children's Trust Fund Tobacco Settlement
  Revenue Asset-Backed Bonds,
  6.00%, Due 7/01/26                                       135,000      140,400
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue:
  9.00%, Due 7/01/09                                       100,000      115,625
  10.25%, Due 7/01/09                                      185,000      233,100
Commonwealth of Puerto Rico GO Refunding:
  Zero %, Due 7/01/06                                        5,000        4,006
  5.30%, Due 7/01/04                                        10,000       10,438
Puerto Rico Electric Power Authority Electric
  Revenue, 5.50%, Due 7/01/03                               25,000       25,844
Puerto Rico Industrial, Medical and
  Environmental PCFA Revenue Refunding -
  St. Lukes Hospital Project,
  6.25%, Due 6/01/10                                        25,000       26,781
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue - Ana G. Mendez University
  System Project, 5.375%, Due 2/01/19                      120,000      114,450
                                                                     ----------
                                                                        670,644

U.S. Virgin Islands 4.2%
University of the Virgin Islands Refunding and
  Improvement Revenue, 5.30%, Due 12/01/08                  20,000       20,575
Virgin Islands Public Finance Authority
  Revenue, 6.00%, Due 10/01/05                              95,000       96,781
                                                                     ----------
                                                                        117,356

Wisconsin 36.0%
Brown County, Wisconsin Housing Authority
  Student Housing Revenue - University Village
  Housing, Inc. Project, 5.40%, Due 4/01/17                105,000      101,062
Glendale, Wisconsin Community
  Development Authority Lease Revenue,
  4.90%, Due 10/01/16                                       60,000       57,900
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood Creek
  Project, 6.80%, Due 11/01/12                             105,000      107,100
Omro, Wisconsin Community Development
  Authority Revenue:
  5.75%, Due 12/01/06                                       50,000       52,000
  5.875%, Due 12/01/11                                      60,000       62,400
Shorewood, Wisconsin Community
  Development Authority Tax Increment
  District Number 1 Community
  Development Lease Revenue Refunding,
  4.20%, Due 12/01/04                                       40,000       40,400
Southeast Wisconsin Professional Baseball
  Park District Lease COP Capital Appreciation
  Certificates, Zero %, Due 12/15/13 (c)                    90,000       47,137
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue,
  5.80%, Due 12/15/26                                      220,000      240,900
Watertown, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.00%, Due 5/01/18                        140,000      131,950
Waukesha, Wisconsin Housing Authority
  Housing Revenue Refunding - Riverwalk
  Apartments Project, 5.625%, Due 12/01/20                 140,000      127,750
Wisconsin Center District Capital
  Appreciation Senior Dedicated Tax
  Revenue, Zero %, Due 12/15/02                             30,000       28,312
Wisconsin Center District Junior Dedicated
  Tax Revenue Refunding, 5.25%, Due 12/15/13                15,000       15,563
                                                                     ----------
                                                                      1,012,474
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $2,010,269)                               2,004,356
-------------------------------------------------------------------------------
Variable Rate Put Bonds 1.7%
Wisconsin
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%, Due
  3/01/34 (Mandatory Put at $100 on 3/01/11)                50,000       49,563
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $50,000)                             49,563
-------------------------------------------------------------------------------
Short-Term Investments (a) 20.6%
Municipal Bonds 9.0%
Illinois 5.5%
Chicago, Illinois New Public Housing
  Authority, 3.25%, Due 6/01/01                            155,000      154,950

Puerto Rico 3.5%
Commonwealth of Puerto Rico GO
 Refunding, 5.50%, Due 7/01/01                              60,000       60,198
Puerto Rico Electric Power Authority Capital
 Appreciation Revenue, Zero %, Due 7/01/01                  40,000       39,789
                                                                     ----------
                                                                         99,987
                                                                     ----------
Total Municipal Bonds                                                   254,937

Weekly Variable Rate Put Bonds 8.0%
Wisconsin
Delafield, Wisconsin Community Development
  Authority Revenue - University Lake School
  Project, 4.20%, Due 5/07/01                              225,000      225,000

Daily Variable Rate Put Bonds 3.6%
Puerto Rico
Municipal Securities Trust Certificates,
  4.30%, Due 5/01/01                                       100,000      100,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $579,849)                            579,937
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,640,118) 93.6%               2,633,856
Other Assets and Liabilities, Net 6.4%                                  179,408
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $2,813,264
===============================================================================


FUTURES
-------------------------------------------------------------------------------
                                                  Underlying
                                  Expiration      Face Amount      Unrealized
                                     Date          at Value       Depreciation
-------------------------------------------------------------------------------
Purchased:
2 Municipal Bonds                    6/01          $201,938           $687


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                        Shares or
                                                        Principal      Value
                                                          Amount      (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 95.5%
Alabama 0.7%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - Visionland Alabama Project,
  6.00%, Due 2/01/08                                   $3,445,000   $ 2,170,350

Alaska 1.1%
Juneau, Alaska City and Borough
  Nonrecourse Revenue - St. Ann's Care
  Center Project, 6.875%, Due 12/01/25                  4,000,000     3,715,000

Arizona 0.5%
Maricopa County, Arizona IDA Senior Living
  Facilities Revenue - Christian Care
  Mesa, Inc. Project, 7.875%, Due 4/01/27               1,745,000     1,751,544

California 3.4%
Millbrae, California Residential Facilities
  Revenue - Magnolia of Millbrae Project,
  7.375%, Due 9/01/27                                   6,000,000     6,030,000
San Francisco, California Redevelopment
  Agency Residential Facilities Revenue -
  Coventry Park Project, 8.50%, Due 12/01/26            5,000,000     5,081,250
                                                                    -----------
                                                                     11,111,250
Connecticut 1.6%
Connecticut Health and EFA Revenue -
  New Opportunities for Waterbury, Inc.
  Project, 6.75%, Due 7/01/28                           3,895,000     3,929,081
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds:
  Zero %, Due 9/01/15                                   2,000,000       845,000
  Zero %, Due 9/01/18                                   1,100,000       376,750
                                                                    -----------
                                                                      5,150,831
Florida 5.0%
Arbor Greene Community Development
  District Special Assessment Revenue,
  7.00%, Due 5/01/03                                       25,000        25,250
Cory Lakes, Florida Community
  Development District Special Assessment
  Revenue, 8.375%, Due 5/01/17                             80,000        81,100
Florida HFA MFHR Refunding - Lake Side
  Villas and Golf Villas at Sabal Palm Project:
  6.75%, Due 12/01/10                                   1,000,000       956,250
  7.00%, Due 12/01/16                                   2,600,000     2,434,250
  7.25%, Due 12/01/25                                   4,400,000     4,053,500
Largo, Florida Sun Coast Health System
  Revenue - Sun Coast Hospital Issue,
  6.30%, Due 3/01/20                                    5,045,000     4,319,781
Pinellas County, Florida EFA Revenue -
  College Harbor Project, 8.50%, Due 12/01/28           3,685,000     3,717,244
Polk County, Florida HFA Subordinated
  Revenue - Lake Wales Gardens Project,
  Zero %, Due 4/01/20                                   4,035,000       766,650
                                                                    -----------
                                                                     16,354,025
Georgia 5.3%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR:
  Evergreen Village Estates Project,
  6.625%, Due 5/01/28                                     605,000       614,075
  Park Place Apartments Project,
  6.75%, Due 3/01/31                                    6,000,000     5,662,500
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First
  Lien Revenue - King's Bridge Retirement
  Center, Inc. Project:
  8.00%, Due 7/01/06                                      650,000       682,500
  8.15%, Due 7/01/16                                    2,380,000     2,516,850
  8.25%, Due 7/01/26                                    5,250,000     5,505,938
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                                      755,000       705,925
  6.50%, Due 2/01/28                                    1,750,000     1,603,437
                                                                    -----------
                                                                     17,291,225
Illinois 4.2%
Godfrey, Illinois Revenue - United Methodist
  Village Project, 5.875%, Due 11/15/29                 5,000,000     3,881,250
Illinois HDA MFHR, 5.00%, Due 7/01/25                   3,750,000     3,215,625
Riverdale, Illinois Environmental
  Improvement Revenue - Acme
  Metals, Inc. Project:
  7.90%, Due 4/01/24                                    2,500,000     1,625,000
  7.95%, Due 4/01/25                                    5,000,000     3,250,000
Robbins, Illinois Resource Recovery
  Revenue - Restructuring Project:
  Series A, 8.375%, Due 10/15/16
  (Defaulted Effective 3/17/00)                         5,480,468       274,023
  Series B, 8.375%, Due 10/15/16
  (Defaulted Effective 3/17/00)                         2,144,531       107,227
  Series C, 7.25%, Due 10/15/09                           779,353       615,689
  Series D, Zero %, Due 10/15/09                        1,706,885       667,819
                                                                    -----------
                                                                     13,636,633
Indiana 6.7%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30                          18,200,000    15,538,250
Indianapolis, Indiana EDR MFHR - Post
  Pointe Apartments Project (Defaulted
  Effective 1/25/01):
  8.30%, Due 3/01/06                                      480,000       192,000
  8.40%, Due 3/01/11                                      710,000       284,000
  8.75%, Due 3/01/27                                    6,540,000     2,616,000
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29                                    3,155,000     3,178,662
                                                                    -----------
                                                                     21,808,912
Iowa 4.0%
Cedar Rapids, Iowa First Mortgage
  Revenue - Cottage Grove Place Project,
  5.875%, Due 7/01/28                                   7,635,000     5,621,269
Iowa Finance Authority Elder Care Facility
  First Mortgage Revenue - Amity
  Fellowserve-Iowa, Inc. Project,
  6.00%, Due 10/01/28                                   8,820,000     7,419,825
                                                                    -----------
                                                                     13,041,094
Kentucky 3.7%
Kuttawa, Kentucky First Mortgage
  Revenue - GF/Kentucky, Inc. Project,
  6.75%, Due 3/01/29                                    2,900,000     2,486,750
Morgantown, Kentucky Solid Waste
  Disposal Facilities Revenue - IMCO
  Recycling, Inc. Project:
  6.00%, Due 5/01/23                                    4,100,000     3,649,000
  7.65%, Due 5/01/16                                    5,740,000     5,976,775
                                                                    -----------
                                                                     12,112,525

--------------------------------------------------------------------------------
                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Louisiana 1.4%
Iberia Parish, Louisiana Hospital Service
  District Number 1 Revenue,
  8.00%, Due 5/26/16                                 $ 2,100,000    $ 1,981,875
Louisiana Public Facilities Authority
  Revenue - Progressive Healthcare
  Providers, Inc. Developmental Centers
  Project, 6.375%, Due 10/01/28                        3,350,000      2,504,125
                                                                    -----------
                                                                      4,486,000

Massachusetts 5.7%
Massachusetts Development Finance Agency
  Revenue:
  Developmental Disabilities, Inc. Project,
  8.00%, Due 6/01/20                                   9,675,000      9,795,937
  Health Care Facility Alliance Project,
  7.10%, Due 7/01/32                                   2,000,000      1,805,000
Massachusetts Industrial Finance Agency
  Assisted Living Facility Revenue -
  TNG Marina Bay LLC Project,
  7.50%, Due 12/01/27                                  4,220,000      4,183,075
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro
  Health Foundation of Massachusetts, Inc.
  Project, 6.75%, Due 12/01/27                         3,000,000      2,715,000
                                                                    -----------
                                                                     18,499,012

Michigan 2.1%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central
  Wayne Energy Recovery LP Project:
  6.90%, Due 7/01/19                                   2,200,000      1,732,500
  7.00%, Due 7/01/27                                   6,800,000      5,134,000
                                                                    -----------
                                                                      6,866,500

Minnesota 2.3%
Rochester, Minnesota MFHR - Wedum
  Shorewood Campus Project,
  6.60%, Due 6/01/36                                   5,350,000      4,687,938
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project:
  5.50%, Due 11/01/09                                  1,580,000      1,287,700
  6.625%, Due 11/01/17                                 1,840,000      1,520,300
                                                                    -----------
                                                                      7,495,938

Missouri 1.3%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 6.50%, Due 12/01/28          5,115,000      4,302,994

Montana 0.3%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                         1,000,000        946,250

New Hampshire 0.7%
New Hampshire Business Finance Authority
  Revenue Air Cargo Facility - Pease LLC
  Project, 6.75%, Due 4/01/24                          2,400,000      2,268,000

New Jersey 3.2%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port
  Marine Terminal A Project, 8.00%,
  Due 6/01/27 (Defaulted Effective 3/21/01)            4,890,000      3,667,500
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project,
  6.75%, Due 8/01/30                                   5,000,000      4,156,250
New Jersey EDA EDR - Kapkowski Road
  Landfill Reclamation Improvement
  District Project:
  Zero %, Due 4/01/04                                    160,000        135,600
  Zero %, Due 4/01/05                                    310,000        247,225
  Zero %, Due 4/01/06                                  1,020,000        763,725
  Zero %, Due 4/01/07                                  1,025,000        718,781
  Zero %, Due 4/01/09                                  1,020,000        626,025
                                                                    -----------
                                                                     10,315,106

North Carolina 3.3%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View
  Retirement Facilities, Inc. Project, 7.00%,
  Due 3/01/28 (Rate Reset Effective 3/01/05)
  (Defaulted Effective 8/24/00)                       15,000,000      7,500,000
Macon County, North Carolina HFC
  Revenue - Chestnut Hill Highlands
  Project, 8.50%, Due 7/01/27 (Defaulted
  Effective 8/09/99)                                   8,145,000      3,176,550
                                                                    -----------
                                                                     10,676,550

Ohio 1.8%
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project (Defaulted
  Effective 4/20/01):
  7.80%, Due 7/01/07                                     470,000        235,000
  7.90%, Due 7/01/12                                     680,000        340,000
  8.25%, Due 7/01/28                                   1,930,000      1,158,000
Medina County, Ohio EDR MFHR -
  Camelot Place, Ltd. Project,
  8.375%, Due 10/01/23                                   400,000        390,500
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding,
  5.50%, Due 2/01/07                                   1,700,000      1,364,250
Pike County, Ohio Hospital Facilities
  Revenue - Pike Health Services, Inc.
  Project, 6.75%, Due 7/01/17                          2,410,000      2,226,237
                                                                    -----------
                                                                      5,713,987

Pennsylvania 12.1%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue:
  Covenant at South Hills Project,
  8.625%, Due 2/01/21                                  2,500,000      2,462,500
  Health System Project, 9.25%, Due 11/15/22           3,000,000      3,007,500
  Health System Project, 9.25%, Due 11/15/30           2,000,000      1,995,000
Allegheny County, Pennsylvania IDA
  Environmental Improvement Revenue,
  6.70%, Due 12/01/20                                    770,000        770,000
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing
  Facility Project:
  8.00%, Due 12/01/05                                    525,000        544,031
  8.25%, Due 6/01/11                                   2,940,000      3,068,625
Delaware County, Pennsylvania Authority
  Health Care Facility First Mortgage
  Revenue - GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                     530,000        518,738
  9.00%, Due 4/15/25                                   5,860,000      5,676,875
Horsham, Pennsylvania IDA CDA Health
  Care Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                    440,000        431,200
  8.375%, Due 9/01/24                                  6,000,000      5,970,000
Montgomery County, Pennsylvania IDA
  Revenue - Wordsworth Academy Project,
  8.00%, Due 9/01/24                                   6,840,000      6,951,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------
                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                               Shares or
                                                               Principal       Value
                                                                 Amount      (Note 2)
---------------------------------------------------------------------------------------
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue (Defaulted
  Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  8.00%, Due 9/01/27                                         $ 3,000,000   $  1,905,000
  RSI Properties/Greensburg LLC Project,
  8.00%, Due 9/01/27                                           3,000,000      1,905,000
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  7.125%, Due 1/15/13                                          1,000,000      1,001,250
Wilkinsburg, Pennsylvania Municipal
  Authority Health Facilities Revenue -
  Monroeville Christian Project,
  8.25%, Due 3/01/27                                           3,000,000      2,940,000
                                                                           ------------
                                                                             39,146,869

Puerto Rico 0.0%
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue:
  9.00%, Due 7/01/09 (Pre-Refunding
  at $100 on 7/01/05)                                             60,000         69,375
  10.25%, Due 7/01/09                                             20,000         25,200
                                                                           ------------
                                                                                 94,575

South Carolina 8.4%
Connector 2000 Association, Inc.
  Subordinate Capital Appreciation Toll
  Road Revenue - Greenville, South
  Carolina Southern Connector Project:
  Zero %, Due 1/01/15                                          4,400,000      1,534,500
  Zero %, Due 1/01/16                                          4,600,000      1,489,250
  Zero %, Due 1/01/17                                          5,600,000      1,680,000
  Zero %, Due 1/01/18                                          5,800,000      1,609,500
  Zero %, Due 1/01/19                                          5,900,000      1,511,875
  Zero %, Due 1/01/23                                          7,400,000      1,369,000
  Zero %, Due 1/01/24                                          7,500,000      1,284,375
  Zero %, Due 1/01/25                                          8,700,000      1,370,250
  Zero %, Due 1/01/26                                          9,000,000      1,316,250
  Zero %, Due 1/01/27                                          9,100,000      1,228,500
  Zero %, Due 1/01/28                                          9,300,000      1,162,500
  Zero %, Due 1/01/29                                         10,500,000      1,220,625
  Zero %, Due 1/01/30                                         10,800,000      1,161,000
  Zero %, Due 1/01/31                                         11,000,000      1,086,250
  Zero %, Due 1/01/32                                         11,200,000      1,022,000
  Zero %, Due 1/01/33                                         11,500,000        977,500
  Zero %, Due 1/01/34                                         11,700,000        921,375
  Zero %, Due 1/01/35                                         12,000,000        870,000
  Zero %, Due 1/01/36                                         12,200,000        823,500
  Zero %, Due 1/01/37                                         12,400,000        775,000
  Zero %, Due 1/01/38                                         17,200,000        989,000
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee River
  Rubber Project, 8.00%, Due 12/01/14
  (Defaulted Effective 11/15/00)                               4,000,000      1,720,000
                                                                           ------------
                                                                             27,122,250

South Dakota 0.5%
Mobridge, South Dakota Health Care
  Facilities Revenue - Mobridge Regional
  Hospital Project, 6.50%, Due 12/01/22                        1,860,000      1,625,175

Tennessee 0.4%
Memphis, Tennessee Health, Educational
  and Housing Facility Board MFHR -
  Hickory Pointe Apartments Project,
  8.50%, Due 7/01/10                                           1,200,000      1,210,500

Texas 3.3%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                           3,540,655      3,540,974
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16                   3,000,000      2,853,750
Jefferson County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Baptist Health Care System
  Project, 8.30%, Due 10/01/14                                 4,465,000      4,463,928
                                                                           ------------
                                                                             10,858,652

Virginia 5.7%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding:
  Park at Landmark Project,
  8.75%, Due 12/01/29 (Mandatory Put
  at $100 on 7/01/05)                                          4,000,000      4,005,000
  Park Center Apartments Project,
  6.375%, Due 4/01/34                                         14,400,000     12,870,000
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project,
  6.40%, Due 1/01/14                                           1,750,000      1,673,438
                                                                           ------------
                                                                             18,548,438

Wisconsin 6.8%
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project,
  8.40%, Due 4/01/12                                           4,535,000      4,863,787
Glendale, Wisconsin Community
  Development Authority Lease Revenue
  Refunding, 4.50%, Due 10/01/12                                 625,000        607,813
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood Creek
  Project:
  6.80%, Due 11/01/12                                             60,000         61,200
  6.85%, Due 5/01/13                                             160,000        163,600
Wisconsin Health and EFA Revenue:
  FH Healthcare Development, Inc. Project,
  6.25%, Due 11/15/28                                          3,000,000      2,535,000
  Heartland-Edgerton Group Project,
  9.00%, Due 11/15/25                                          2,410,000      2,346,737
  National Regency of New Berlin, Inc.
  Project, 7.75%, Due 8/15/15                                  4,690,000      4,818,975
  National Regency of New Berlin, Inc.
  Project, 8.00%, Due 8/15/25                                  6,415,000      6,631,506
                                                                           ------------
                                                                             22,028,618
---------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $372,480,764)                                   310,348,803
---------------------------------------------------------------------------------------
Taxable Municipal Bonds 0.2%
Iowa
Iowa Finance Authority Elder Care Facility
  First Mortgage Revenue - Amity
  Fellowserve-Iowa, Inc. Project,
  7.00%, Due 10/01/06                                            860,000        810,550
---------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (Cost $860,000)                                   810,550
---------------------------------------------------------------------------------------
Short-Term Investments (a) 2.7%
Municipal Money Market Funds
Multiple States
Strong Municipal Money Market Fund (d)                         8,650,000      8,650,000
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,650,000)                                8,650,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $381,990,764) 98.4%                   319,809,353
Other Assets and Liabilities, Net 1.6%                                        5,211,339
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $325,020,692
=======================================================================================

--------------------------------------------------------------------------------
                 STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 72.2%
Alabama 3.0%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - VisionLand Alabama Project,
  5.875%, Due 2/01/06                             $6,510,000    $4,101,300

Alaska 1.0%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project,
  5.875%, Due 12/01/04                             1,350,000     1,309,500

Arizona 0.4%
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project,
  4.95%, Due 6/01/03                                 570,000       557,175

California 0.1%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines Project,
  9.25%, Due 8/01/24                                  85,000        95,094

Colorado 2.8%
Black Hawk, Colorado Business
  Improvement District Special Assessment:
  Gilpin County Project, 6.00%, Due 12/01/09       1,035,000     1,025,944
  The Lodge At Black Hawk Project,
  6.25%, Due 12/01/11                              1,645,000     1,581,256
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.40%, Due 9/15/02                                 380,000       377,625
  4.70%, Due 9/15/05                                  85,000        82,875
  4.80%, Due 9/15/06                                 455,000       442,488
  4.90%, Due 9/15/02                                 230,000       226,550
  4.90%, Due 9/15/07                                  20,000        19,350
                                                               -----------
                                                                 3,756,088

Connecticut 0.9%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project,
  6.75%, Due 7/01/13                               1,205,000     1,205,904

District of Columbia 1.0%
District of Columbia Revenue:
  American Geophysical Union Project,
  5.50%, Due 9/01/03                                 450,000       450,000
  Methodist Home Issue Project,
  4.80%, Due 1/01/05                                 985,000       943,138
                                                               -----------
                                                                 1,393,138

Florida 2.1%
Arbor Greene Community Development
  District Special Assessment Revenue,
  7.00%, Due 5/01/03                                  15,000        15,150
Grand Haven Community Development
  District Special Assessment Revenue,
  6.30%, Due 5/01/02                               2,000,000     2,009,720
Leon County, Florida IDR - Beverly
  Enterprises-Florida, Inc. Project,
  9.80%, Due 6/01/11                                 785,000       802,451
Orlando and Orange County, Florida
  Expressway Authority Revenue Refunding,
  5.95%, Due 7/01/23                                  10,000        10,075
                                                               -----------
                                                                 2,837,396

Georgia 0.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                        920,000       900,450

Idaho 0.0%
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.10%, Due 10/01/02                                 10,000        10,088

Illinois 7.5%
Chicago, Illinois Tax Increment -
  Sub-Central Loop Redevelopment Project:
  6.25%, Due 12/01/02                              1,600,000     1,634,000
  6.35%, Due 12/01/03                              1,100,000     1,134,375
Crestwood, Illinois Tax Increment Revenue
  Refunding, 7.00%, Due 12/01/04                   1,000,000     1,058,750
Granite City, Illinois Hospital Revenue
  Refunding - St. Elizabeth Medical Center
  Project, 8.125%, Due 6/01/08                       795,000       743,325
Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial
  Hospital Project, 5.25%, Due 11/15/03              375,000       365,156
Illinois DFA MFHR - Town and Garden
  Apartments Project, 7.20%, Due 9/01/08           2,250,000     2,300,625
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                               1,010,000       983,487
Illinois Health Facilities Authority Revenue -
  Riverside Health System Project,
  5.90%, Due 11/15/02                                445,000       451,675
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21                1,800,000     1,530,000
                                                               -----------
                                                                10,201,393

Indiana 3.7%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University
  Project, 5.05%, Due 10/01/03                     2,445,000     2,435,831
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10                      2,800,000     2,569,000
                                                               -----------
                                                                 5,004,831

Iowa 0.5%
Harlan, Iowa Revenue - American Baptist
  Homes of the Midwest - Baptist Memorial
  Home Project, 5.875%, Due 5/15/23                  920,000       691,150
Ottumwa, Iowa Hospital Facility Revenue
  Refunding and Improvement - Ottumwa
  Regional Health Center, Inc. Project,
  6.00%, Due 10/01/18                                 25,000        23,188
                                                               -----------
                                                                   714,338

Kansas 1.4%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                              1,185,000     1,210,181
Topeka, Kansas Industrial Revenue
  Refunding - Reser's Fine Foods, Inc.,
  5.20%, Due 4/01/03                                 300,000       296,250
Wathena, Kansas IDR - Skyjack Equipment,
  Inc. Project, 5.15%, Due 5/01/02                   390,000       387,067
                                                               -----------
                                                                 1,893,498

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------
Kentucky 2.7%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises,
  Inc. Project, 5.40%, Due 5/01/03                $  430,000   $  414,950
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Mesaba
  Aviation, Inc. Project, 6.00%, Due 7/01/05         985,000      986,231
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                                250,000      235,937
Logan and Todd Counties, Kentucky
  Regional Water Commission BAN
  Revenue, 5.50%, Due 8/01/03                      2,000,000    2,040,000
                                                              -----------
                                                                3,677,118

Louisiana 3.1%
Hodge, Louisiana Utility Revenue - Stone
  Container Corporation Project,
  9.00%, Due 3/01/10                                 100,000      101,869
Louisiana Public Facilities Authority
  Revenue - Progressive Healthcare Project,
  6.25%, Due 10/01/11                              1,190,000    1,001,088
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Project, 5.00%, Due 9/01/07                      1,000,000      996,250
West Feliciana Parish, Louisiana PCR - Gulf
  States Utilities Company III Project,
  7.70%, Due 12/01/14                              2,000,000    2,083,280
                                                              -----------
                                                                4,182,487

Maryland 0.8%
Baltimore County, Maryland IDR -
  Barre-National, Inc. Equipment Project,
  6.875%, Due 7/01/09                              1,200,000    1,060,500

Massachusetts 3.1%
Massachusetts Development Finance
  Agency Revenue:
  Developmental Disabilities, Inc. Project,
  7.25%, Due 6/01/04                               1,070,000    1,075,350
  Health Care Facility Alliance Project,
  6.50%, Due 7/01/03                                 820,000      804,625
Massachusetts Health and EFA Revenue -
  Saints Memorial Medical Center Project,
  5.50%, Due 10/01/02                              1,285,000    1,262,512
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro
  Health Foundation of Massachusetts, Inc.
  Project, 6.25%, Due 12/01/03                     1,100,000    1,072,500
                                                              -----------
                                                                4,214,987

Minnesota 2.8%
Burnsville, Minnesota CDR Refunding -
  Holiday Inn Project, 5.875%, Due 4/01/08         1,430,000    1,430,944
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project:
  5.70%, Due 11/15/02                              1,000,000      976,250
  5.80%, Due 11/15/03                              1,400,000    1,349,250
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  4.90%, Due 11/01/02                                100,000       96,000
                                                              -----------
                                                                3,852,444

Missouri 1.4%
Columbia, Missouri IDR - American Air
  Filter Company, Inc. Project,
  7.45%, Due 7/01/04                                 915,000      915,851
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project:
  4.80%, Due 6/01/02                                 110,000      108,502
  5.10%, Due 6/01/05                                 125,000      118,906
  5.20%, Due 6/01/06                                 135,000      127,069
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 5.75%, Due 12/01/03        650,000      628,063
                                                              -----------
                                                                1,898,391

Nebraska 0.8%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency
  Project:
  4.00%, Due 9/01/04                                 760,000      743,850
  4.00%, Due 9/01/06                                 345,000      328,181
                                                              -----------
                                                                1,072,031

New Hampshire 0.5%
New Hampshire Higher Educational and
  Health Facilities Authority Revenue -
  New England College Project,
  5.375%, Due 3/01/05                                695,000      681,969

New Mexico 3.2%
Pueblo of Sandia, New Mexico Public Improvement
  Facilities Revenue, 6.50%, Due 8/01/06           2,765,000    2,785,737
Santa Fe County, New Mexico Project
  Revenue - El Castillo Retirement
  Residences Project, 5.80%, Due 5/15/18           1,835,000    1,575,806
                                                              -----------
                                                                4,361,543

New York 1.1%
Monroe County, New York IDR Agency -
  Empire Sports Project, 6.50%, Due 3/01/08        1,105,000    1,052,513
Rockland County, New York IDR Agency
  Civic Facility Revenue - Dominican
  College Project, 5.50%, Due 5/01/02                390,000      388,050
                                                              -----------
                                                                1,440,563

North Carolina 0.5%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View
  Retirement Facilities, Inc. Project, 8.00%,
  Due 3/01/10 (Defaulted Effective 8/24/00)        1,000,000      500,000
North Carolina Medical Care Commission
  Health Care Facilities First Mortgage
  Revenue - DePaul Community Facilities
  Project, 5.75%, Due 1/01/03                        145,000      141,919
                                                              -----------
                                                                  641,919

Ohio 4.1%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project:
  5.25%, Due 12/01/02                              3,725,000    3,729,656
  5.50%, Due 12/01/08                                650,000      633,750
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project, 7.70%,
  Due 7/01/02 (Defaulted Effective 4/20/01)          145,000       72,500
Dayton, Ohio Special Facilities Revenue -
  AFCO Cargo Day LLC Project,
  5.875%, Due 4/01/04                                295,000      290,575

--------------------------------------------------------------------------------
             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal       Value
                                                      Amount      (Note 2)
-------------------------------------------------------------------------------
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Putable at $100
  and Rate Reset Effective 2/01/03)                 $1,050,000  $   861,000
                                                                -----------
                                                                  5,587,481

Oklahoma 0.4%
Leflore County, Oklahoma Hospital
  Authority Hospital Revenue:
  5.25%, Due 6/01/02                                   235,000      231,809
  5.45%, Due 6/01/03                                   260,000      253,500
                                                                -----------
                                                                    485,309

Pennsylvania 4.3%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project:
  8.45%, Due 11/15/03                                1,200,000    1,209,000
  9.25%, Due 11/15/22                                1,000,000    1,002,500
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project, 8.00%, Due 12/01/05                         980,000    1,015,525
Clarion County, Pennsylvania IDA Health
  Facilities Revenue Refunding - Beverly
  Enterprises, Inc. Project, 5.50%, Due 5/01/03        450,000      434,812
Harrisburg, Pennsylvania Authority Office
  and Parking Revenue, 5.25%, Due 5/01/02              545,000      542,711
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue (Defaulted
  Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  7.00%, Due 9/01/02                                   300,000      190,500
  RSI Properties/Greensburg LLC Project,
  7.00%, Due 9/01/02                                   300,000      190,500
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Children's Medical Center Project,
  4.55%, Due 6/15/02                                   470,000      465,300
Westmoreland County, Pennsylvania IDA
  Health Care Facilities Revenue Refunding -
  Redstone Presbyterian Senior Care
  Obligated Group Project,
  5.90%, Due 11/15/21                                1,000,000      812,500
                                                                -----------
                                                                  5,863,348

South Dakota 0.3%
Lincoln County, South Dakota Revenue -
  American Baptist Homes of the Midwest-
  Trail Ridge Project, 5.875%, Due 11/15/21            445,000      337,088

Tennessee 1.1%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                            1,500,000    1,496,250

Texas 7.4%
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Corporation
  Revenue - American Airlines, Inc. Project,
  7.25%, Due 11/01/30                                1,650,000    1,713,937
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                 1,332,002    1,332,122
Jefferson County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Baptist Health Care System
  Project, 8.875%, Due 6/01/21                       5,650,000    5,635,875
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.375%, Due 1/01/07                                1,300,000    1,295,125
                                                                -----------
                                                                  9,977,059

Utah 1.1%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding - West Valley
  Event Center Project, 5.75%, Due 5/01/05           1,520,000    1,518,100

Vermont 1.6%
Vermont Educational and Health Buildings
  Financing Agency Revenue:
  Health Care Facility-Copley Manor Project,
  5.40%, Due 4/01/06                                   710,000      669,175
  Vermont Council of Development and Mental
  Health Project, 6.20%, Due 12/15/05                1,550,000    1,503,500
                                                                -----------
                                                                  2,172,675

Virgin Islands 1.2%
Virgin Islands Public Finance Authority
  Revenue, 6.00%, Due 10/01/05                       1,600,000    1,630,000

Virginia 0.8%
Hampton, Virginia Redevelopment and
  Housing Authority First Mortgage
  Revenue Refunding - Olde Hampton
  Project, 6.00%, Due 7/01/03                        1,020,000    1,014,900

Washington 0.7%
Spokane, Washington Downtown
  Foundation Parking Revenue - River Park
  Square Project, 5.00%, Due 8/01/08                 1,000,000      997,500

West Virginia 0.9%
Harrison County, West Virginia CDR
  Refunding - Kmart Corporation Project,
  7.625%, Due 12/01/04                                  65,000       67,600
Kanawha County, West Virginia PCR - FMC
  Corporation Project, 6.00%, Due 12/01/07           1,180,000    1,182,879
                                                                -----------
                                                                  1,250,479

Wisconsin 2.6%
Madison, Wisconsin IDR - McCaughey
  Development Association Project,
  5.875%, Due 4/01/10                                  900,000      859,500
Wisconsin Health and EFA Revenue:
  Divine Savior Hospital, Inc. Project,
  4.30%, Due 6/01/02                                   220,000      216,748
  Divine Savior Hospital, Inc. Project,
  4.45%, Due 6/01/03                                   225,000      218,813
  Divine Savior Hospital, Inc. Project,
  4.60%, Due 6/01/04                                   240,000      230,400
  FH Healthcare Development, Inc. Project,
  5.00%, Due 11/15/02                                1,360,000    1,332,800
  Kenosha Hospital and Medical Center
  Project, 4.50%, Due 5/15/02                          560,000      561,842
  Lutheran Home Project, 7.00%, Due 9/01/25             30,000       30,037
                                                                -----------
                                                                  3,450,140

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal       Value
                                                      Amount      (Note 2)
----------------------------------------------------------------------------

Wyoming 0.6%
Teton County, Wyoming Hospital District
  Hospital Revenue Refunding and
  Improvement, 4.85%, Due 12/01/02                  $  865,000   $   846,619
----------------------------------------------------------------------------
Total Municipal Bonds (Cost $102,890,606)                         97,691,093
----------------------------------------------------------------------------
Variable Rate Put Bonds 15.1%
Arizona 1.9%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - El Paso
  Electric Company Project, 6.15%,
  Due 12/01/14 (Mandatory Put at
  $100 on 8/01/02)                                   2,500,000     2,518,750

Iowa 1.8%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.625%,
  Due 7/01/28 (Putable at $100 and Rate
  Reset Effective 7/01/05)                           2,500,000     1,775,000
Ottumwa, Iowa Revenue Refunding
  EXTRAS - Regional Retirement Project,
  5.15%, Due 2/15/28 (Putable at $100 and
  Rate Reset Effective 2/15/03)                        800,000       732,000
                                                                 -----------
                                                                   2,507,000
Nevada 0.7%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03)                 1,000,000     1,000,000

New Jersey 2.1%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Putable at $100 and Rate Reset
  Effective 5/15/04)                                 3,000,000     2,880,000

Ohio 1.4%
Ohio Water Development Authority Facilities
  PCR Refunding:
  Cleveland Electric Illuminating Company
  Pollution Control Project, 5.58%,
  Due 6/15/33 (Mandatory Put at $100
  on 6/15/04)                                        1,000,000     1,016,250
  Toledo Edison Company Project, 5.25%,
  Due 9/01/33 (Mandatory Put at $100
  on 9/01/02)                                          900,000       906,750
                                                                 -----------
                                                                   1,923,000
Tennessee 1.8%
Shelby County, Tennessee Health,
  Educational and Housing Facilities Board
  Health Care Facilities Revenue EXTRAS -
  Kirby Pines Retirement Community
  Project, 5.50%, Due 11/15/27 (Putable at
  $100 and Rate Reset Effective 11/15/02)            2,450,000     2,419,375

Texas 2.9%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                       2,025,000     1,956,656
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)                 2,000,000     1,965,000
                                                                 -----------
                                                                   3,921,656
Virginia 2.5%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding -
  Park at Landmark Project:
  8.50%, Due 12/01/29 (Mandatory Put at
  $100 on 7/01/02)                                   2,000,000     2,000,000
  8.75%, Due 12/01/29 (Mandatory Put at
  $100 on 7/01/05)                                     320,000       320,400
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                  1,000,000     1,007,500
                                                                 -----------
                                                                   3,327,900
----------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $20,482,928)                  20,497,681
----------------------------------------------------------------------------
Short-Term Investments (a) 11.1%
Municipal Bonds 7.8%
Colorado 1.0%
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.30%, Due 9/15/01                                   115,000       115,039
  4.80%, Due 9/15/01                                   245,000       245,524
Meridian, Colorado Metropolitan District
  GO, 7.00%, Due 12/01/01                            1,000,000     1,020,790
                                                                 -----------
                                                                   1,381,353
Idaho 0.7%
Caldwell, Idaho Irrigation Lateral District
  Revenue Refunding, 5.75%, Due 5/01/01              1,000,000     1,000,000

Kansas 0.3%
Kansas Independent College Finance
  Authority RAN - Sterling College Project,
  5.75%, Due 6/01/01                                   300,000       300,468
Wathena, Kansas IDR - Skyjack Equipment,
  Inc. Project, 5.00%, Due 5/01/01                      85,000        85,000
                                                                 -----------
                                                                     385,468
Michigan 1.1%
Lakeville, Michigan Community School
  District State Aid Notes, 5.50%, Due 6/29/01       1,500,000     1,504,515

Minnesota 0.6%
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  4.75%, Due 11/01/01                                  750,000       739,808

New Jersey 0.5%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 7/01/01
  (Defaulted Effective 12/21/99)                     1,378,577       620,360

New York 1.9%
Niagara Falls, New York School District RAN,
  5.375%, Due 10/16/01                               1,000,000     1,007,390
Schenectady, New York City School District
  BAN, 5.50%, Due 6/29/01                            1,500,000     1,502,805
                                                                 -----------
                                                                   2,510,195

----------------------------------------------------------------------------------------
                STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                                Shares or
                                                                Principal       Value
                                                                  Amount      (Note 2)
----------------------------------------------------------------------------------------
Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.05%, Due 6/01/01                        $  205,000     $  204,770

Pennsylvania 0.2%
Dauphin County, Pennsylvania Subordinated
  Office and Parking Revenue - River Front
  Office Center Project, 5.35%, Due 1/01/02                      125,000        124,526
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Children's Medical Center Project,
  4.40%, Due 6/15/01                                             200,000        199,932
                                                                           ------------
                                                                                324,458

Tennessee 0.1%
Tennergy Corporation Gas Revenue,
  4.25%, Due 6/01/01                                             140,000        140,020

Virginia 0.2%
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project,
  6.00%, Due 1/01/02                                             250,000        249,178

Wisconsin 1.0%
Lac Du Flambeau, Wisconsin School District
  Number 1 TRAN, 5.40%, Due 7/26/01                            1,100,000      1,103,498
Wisconsin Health and EFA Revenue - Divine
  Savior Hospital, Inc. Project,
  4.15%, Due 6/01/01                                             210,000        209,752
                                                                           ------------
                                                                              1,313,250
                                                                           ------------
Total Municipal Bonds                                                        10,373,375

Variable Rate Put Bonds 0.7%
Ohio
Ohio Water Development Authority Facilities
  PCR Refunding - Ohio Edison Company
  Project, 4.25%, Due 6/01/33 (Mandatory
  Put at $100 on 6/01/01)                                      1,000,000        999,280

Annual Variable Rate Put Bonds 0.7%
Florida
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount
  Sinai Medical Center Project,
  10.94%, Due 8/15/01                                          1,000,000      1,000,000

Monthly Variable Rate Put Bonds 0.7%
Florida
Volusia County, Florida IDA Revenue
  Refunding, 8.49%, Due 6/01/01                                1,000,000      1,000,000

Municipal Money Market Funds 1.2%
Multiple States
Strong Municipal Money Market Fund (d)                         1,600,000      1,600,000
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,462,186)                              14,972,655
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $137,835,720) 98.4%                   133,161,429
Other Assets and Liabilities, Net 1.6%                                        2,213,225
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $135,374,654
=======================================================================================



----------------------------------------------------------------------------------------
                               STRONG MUNICIPAL BOND FUND

                                                                Shares or
                                                                Principal       Value
                                                                  Amount      (Note 2)
----------------------------------------------------------------------------------------

Municipal Bonds 87.5%
Arizona 0.3%
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project,
  6.25%, Due 1/01/16                                         $ 1,000,000   $    905,000

Colorado 5.1%
Castle Rock Ranch, Colorado Public
  Improvements Authority Public Facilities
  Revenue:
  6.30%, Due 12/01/07                                          3,115,000      3,294,112
  6.375%, Due 12/01/11                                         2,000,000      2,122,500
  6.40%, Due 12/01/08                                          3,310,000      3,521,012
  6.50%, Due 12/01/09                                          3,525,000      3,771,750
                                                                           ------------
                                                                             12,709,374

Connecticut 1.3%
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put
  at $100 on 12/01/08)                                         3,500,000      3,346,875

District of Columbia 2.1%
District of Columbia GO,
  5.75%, Due 6/01/10                                           4,865,000      5,283,062

Georgia 10.1%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project:
  5.875%, Due 5/01/07                                            660,000        674,850
  6.375%, Due 5/01/17                                          1,675,000      1,752,469
  6.50%, Due 5/01/27                                           2,965,000      3,094,719
Cherokee County, Georgia Water and Sewer
  Authority Revenue, 5.00%, Due 8/01/25 (b)                      750,000        713,437
Colquitt County, Georgia Development
  Authority Revenue - Southern Care
  Corporation Facility Project,
  Zero %, Due 12/01/21                                         7,270,000      1,853,850
Houston County, Georgia MFHR - Emerald
  Coast Housing Project, 7.00%, Due 8/01/28                    7,000,000      3,430,000
Richmond County, Georgia Development
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                        20,000,000      5,100,000
Washington, Georgia Wilkes Payroll
  Development Authority Subordinated
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21:
  Series A                                                     8,125,000      2,102,344
  Series C                                                    25,595,000      6,622,706
                                                                           ------------
                                                                             25,344,375

Guam 0.1%
Guam Government Limited Obligation
  Highway Revenue Refunding,
  4.25%, Due 5/01/10                                             200,000        197,500

Illinois 3.1%
Crestwood, Illinois Tax Increment Revenue
  Refunding, 7.00%, Due 12/01/04                                 910,000        963,463
Illinois EFA Revenue - MJH Education
  Assistance LLC Project, 4.05%, Due 9/01/23
  (Mandatory Put at $100 on 9/01/03)                           2,760,000      2,787,600

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------

Illinois Health Facilities Authority Revenue
  Refunding - Lutheran Social Services of
  Illinois Project, 6.125%, Due 8/15/20           $ 1,100,000   $   954,250
Lake County, Illinois Community Unit
  School District Number 60 Capital
  Appreciation GO, Zero %, Due 12/01/11               935,000       558,662
Zion, Illinois Park District GO Revenue,
  6.50%, Due 12/30/17                               2,485,000     2,466,363
                                                                -----------
                                                                  7,730,338

Kentucky 3.4%
Kentucky EDFA Health System Revenue -
  Norton Healthcare, Inc. Project:
  Zero %, Due 10/01/11                              3,000,000     2,452,500
  Zero %, Due 10/01/16                              2,260,000       957,675
  6.125%, Due 10/01/10                              1,000,000     1,016,250
Logan and Todd Counties, Kentucky
  Regional Water Commission BAN
  Revenue, 5.50%, Due 8/01/03                       4,000,000     4,080,000
                                                                -----------
                                                                  8,506,425

Louisiana 9.6%
Claiborne Parish, Louisiana Law Enforcement
  District Revenue - Claiborne Correctional
  Facilities Project, 6.25%, Due 3/01/19            7,500,000     7,490,625
Iberia Parish, Louisiana IDB IDR - Arcadia
  Board Company, Ltd. Project,
  7.50%, Due 8/01/22                                1,555,000       684,200
New Orleans, Louisiana Regional Transit
  Authority Lease-Purchase Agreements,
  6.125%, Due 5/01/10:
  Lease M98147                                     13,736,428    14,526,273
  Lease M98159                                      1,292,101     1,366,397
                                                                -----------
                                                                 24,067,495

Massachusetts 3.1%
Massachusetts Industrial Finance Agency
  IDR - Welch Foods, Inc. Project,
  5.60%, Due 12/01/17                               1,700,000     1,670,250
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                      3,250,000     3,351,562
Municipal Tax-Exempt Trust Certificates,
  4.20%, Due 3/06/09                                2,800,000     2,698,500
                                                                -----------
                                                                  7,720,312

Michigan 2.1%
Dickinson County, Michigan EDC Solid
  Waste Disposal Revenue Refunding -
  Champion International Corporation
  Project, 6.55%, Due 3/01/07                       3,710,000     3,787,725
Michigan Hospital Finance Authority
  Revenue Refunding - Mclauren Obligation
  Group Project, 5.25%, Due 10/15/07                1,410,000     1,425,862
                                                                -----------
                                                                  5,213,587

Minnesota 3.1%
Bloomington, Minnesota Independent
  School District Number 271 GO,
  5.00%, Due 2/01/14                                1,000,000     1,001,250
St. Paul, Minnesota Housing and
  Redevelopment Authority Lease
  Revenue - Community of Peace Academy
  Project, 6.10%, Due 11/01/29                      3,570,000     3,360,263
Woodbury, Minnesota IDR Refunding -
  Harvey Vogel Manufacturing Company
  Project, 5.80%, Due 12/01/28                      3,415,000     3,333,894
                                                                -----------
                                                                  7,695,407

Mississippi 1.6%
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05                                4,000,000     3,985,000

Missouri 2.3%
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/05                                2,595,000     2,676,094
  6.00%, Due 1/01/06                                  750,000       773,437
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.60%, Due 10/01/11                      2,215,000     2,303,600
                                                                -----------
                                                                  5,753,131

Montana 1.2%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                      1,500,000     1,419,375
Miles City, Montana MFHR - Birchwood
  Properties LP Project, 6.75%, Due 5/01/29         1,645,000     1,513,400
                                                                -----------
                                                                  2,932,775

Nebraska 1.2%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public
  Gas Agency Project:
  4.60%, Due 6/01/10                                1,000,000       956,250
  5.25%, Due 6/01/08                                1,000,000     1,016,250
  5.25%, Due 6/01/09                                  920,000       930,350
                                                                -----------
                                                                  2,902,850

New Mexico 1.1%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06            2,765,000     2,785,738

North Dakota 2.5%
Richland County, North Dakota MFHR -
  Birchwood Properties LP Project,
  6.75%, Due 5/01/29                                5,130,000     4,719,600
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10               1,515,000     1,497,956
                                                                -----------
                                                                  6,217,556

Ohio 5.1%
Franklin County, Ohio EDR Refunding -
  Capitol South Community Urban
  Program, 4.85%, Due 6/01/06                       1,330,000     1,320,025
Medina County, Ohio EDR MFHR -
  Camelot Place, Ltd. Project,
  8.375%, Due 10/01/23                              3,800,000     3,709,750
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project,
  6.25%, Due 2/01/22                                1,250,000       920,312
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%, Due 12/01/28           7,490,000     6,918,888
                                                                -----------
                                                                 12,868,975

Oklahoma 2.0%
Oklahoma County, Oklahoma Finance
  Authority MFHR First Mortgage - Multiple
  Apartments Project, 7.125%, Due 4/01/28
  (Defaulted Effective 7/31/00)                    10,170,000     3,559,500
Shawnee, Oklahoma Hospital Authority
  Revenue - MidAmerica HealthCare, Inc.
  Project, 8.00%, Due 4/01/04                       1,355,000     1,362,723
                                                                -----------
                                                                  4,922,223

Oregon 0.2%
Oregon Department of Administrative
  Services COP, 5.00%, Due 5/01/26 (b)                500,000       476,875

--------------------------------------------------------------------------------
                     STRONG MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------
Pennsylvania 6.8%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue -
  St. Francis Medical Center Project:
  5.75%, Due 5/15/17                            $ 1,660,000   $ 1,294,800
  5.75%, Due 5/15/27                              3,965,000     2,830,019
Montgomery County, Pennsylvania IDA
  First Mortgage Revenue Refunding -
  The Meadowood Corporation Project,
  6.25%, Due 12/01/17                             1,500,000     1,325,625
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue (Defaulted
  Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  8.00%, Due 9/01/27                              2,360,000     1,498,600
  RSI Properties/Greensburg LLC Project,
  8.00%, Due 9/01/27                              2,655,000     1,685,925
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Hospital Project, 6.50%, Due 11/15/08           3,250,000     3,351,563
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue:
  Marian Community Hospital Project,
  6.50%, Due 1/15/07                              1,500,000     1,466,250
  Moses Taylor Hospital Project,
  6.25%, Due 7/01/20                              4,200,000     3,570,000
                                                              -----------
                                                               17,022,782

Puerto Rico 0.2%
Children's Trust Fund Tobacco Settlement
  Revenue Asset-Backed Bonds, 6.00%,
  Due 7/01/26                                       315,000       327,600
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue - Ana G. Mendez
  University System Project,
  5.375%, Due 2/01/19                               280,000       267,050
                                                              -----------
                                                                  594,650

South Carolina 3.9%
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/12                             3,900,000     1,872,000
  Zero %, Due 1/01/14                             4,560,000     1,881,000
  Zero %, Due 1/01/15                             1,000,000       381,250
  Zero %, Due 1/01/26                            10,000,000     1,700,000
  Zero %, Due 1/01/32                            12,100,000     1,346,125
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23           3,300,000     2,644,125
                                                              -----------
                                                                9,824,500

South Dakota 1.1%
Sisseton-Wahpeton Sioux Tribe of the
  Lake Traverse Reservation GO:
  7.00%, Due 11/01/13                               780,000       800,475
  7.00%, Due 11/01/23                             1,290,000     1,260,975
South Dakota EDFA EDR Pooled Loan
  Program - Midstates Printing, Inc.
  Project, 5.50%, Due 4/01/18                       685,000       669,587
                                                              -----------
                                                                2,731,037

Tennessee 2.0%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)              3,500,000     3,491,250
Tennergy Corporation Gas Revenue,
  4.125%, Due 6/01/09                             1,560,000     1,452,750
                                                              -----------
                                                                4,944,000

Texas 6.2%
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/20/30 (Mandatory Put at
  $100 on 4/01/04)                                3,750,000     3,745,313
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Corporation
  Revenue - American Airlines, Inc.
  Project, 7.25%, Due 11/01/30                    2,500,000     2,596,875
El Paso, Texas Property Finance Authority,
  Inc. SFMR - GNMA Mortgage-Backed
  Securities Program, 8.70%, Due 12/01/18           300,000       313,821
Hays, Texas Consolidated Independent
  School District Capital Appreciation GO,
  Zero %, Due 8/15/12 (b)                         5,000,000     2,737,500
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue
  Refunding - Memorial Health System of
  East Texas, 6.875%, Due 2/15/26                   965,000       876,944
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project:
  6.625%, Due 1/01/11                             1,000,000       993,750
  7.20%, Due 1/01/21                              1,000,000       991,250
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage
  Loans - Ranger Apartments Project,
  8.80%, Due 3/01/24                              1,160,000     1,290,500
Woodville, Texas HFC MFHR - Dogwood
  Terrace Apartments Project,
  7.50%, Due 10/01/29                             2,450,000     2,058,000
                                                              -----------
                                                               15,603,953

Utah 1.0%
Eagle Mountain, Utah Special Assessment
  Bonds, 5.90%, Due 12/15/07                      1,121,000     1,149,025
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments
  Project, 6.80%, Due 9/01/17                     1,348,000     1,342,945
                                                              -----------
                                                                2,491,970

Washington 2.5%
Spokane, Washington Downtown
  Foundation Parking Revenue - River Park
  Square Project, 5.60%, Due 8/01/19              3,350,000     3,291,375
Washington EDFA Nonrecourse Revenue -
  Lindal Cedar Homes, Inc. Project,
  5.80%, Due 11/01/17                             2,175,000     2,196,750
Washington Public Power Supply System
  Nuclear Project Number 3 Revenue
  Refunding, 5.60%, Due 7/01/07                     865,000       925,550
                                                              -----------
                                                                6,413,675

West Virginia 1.7%
Kanawha County, West Virginia Residential
  Mortgage Revenue, 7.375%, Due 9/01/10           3,670,000     4,160,862

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------
                         STRONG MUNICIPAL BOND FUND (continued)

                                                                Shares or
                                                                Principal       Value
                                                                 Amount      (Note 2)
---------------------------------------------------------------------------------------
Wisconsin 1.5%
Brown County, Wisconsin Housing
  Authority Student Housing Revenue -
  University Village Housing, Inc. Project,
  5.40%, Due 4/01/17                                          $   20,000   $     19,250
Glendale, Wisconsin Community
  Development Authority Lease Revenue,
  4.90%, Due 10/01/16                                            595,000        574,175
Watertown, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.00%, Due 5/01/18                              100,000         94,250
Waukesha, Wisconsin Housing Authority
  Housing Revenue Refunding - Riverwalk
  Apartments Project, 5.625%, Due 12/01/20                       610,000        556,625
Wisconsin Health and EFA Revenue -
  St. John's Home of Milwaukee and Sunrise
  Care Center, Inc. Obligated Group Project,
  5.625%, Due 12/15/22                                         3,000,000      2,422,500
                                                                           ------------
                                                                              3,666,800
---------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $239,645,921)                                   219,019,102
---------------------------------------------------------------------------------------
Variable Rate Put Bonds 8.1%
Indiana 2.0%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project:
  4.65%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                             3,000,000      2,996,250
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                             2,100,000      2,100,000
                                                                           ------------
                                                                              5,096,250
Louisiana 0.4%
St. Charles Parish, Louisiana PCR
  Refunding - Entergy Louisiana, Inc.
  Project, 4.85%, Due 6/01/30 (Mandatory
  Put at $100 on 6/01/02)                                      1,000,000        997,470

Michigan 1.8%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project:
  5.30%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/06)                                            1,250,000      1,276,562
  5.375%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/07)                                            3,000,000      3,075,000
                                                                           ------------
                                                                              4,351,562
Mississippi 1.5%
Jackson, Mississippi Housing Authority
  MFHR - Elton Park Apartments Project,
  5.40%, Due 4/01/39 (Mandatory Put at
  $100 on 4/01/19)                                             4,000,000      3,795,000

New Hampshire 0.4%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                           1,000,000        998,750

Pennsylvania 1.8%
Beaver County, Pennsylvania IDA PCR
  Refunding - Ohio Edison Company
  Project, 4.65%, Due 6/01/33 (Mandatory
  Put at $100 on 6/01/04)                                      2,500,000      2,475,000
Montgomery County, Pennsylvania IDA PCR
  Refunding - Peco Energy Company Project,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                            2,000,000      2,022,500
                                                                           ------------
                                                                              4,497,500
Wisconsin 0.2%
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%, Due
  3/01/34 (Mandatory Put at $100 on 3/01/11)                     450,000        446,063
---------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $20,234,202)                             20,182,595
---------------------------------------------------------------------------------------
Short-Term Investments (a) 3.7%
Municipal Bonds 0.9%
Washington
Ocean Shores, Washington Water and Sewer
  Revenue Notes, 5.00%, Due 12/01/01                           2,360,000      2,361,817

Monthly Variable Rate Put Bonds 0.6%
New Mexico
New Mexico Hospital Equipment Loan
  Council Hospital Revenue - Presbyterian
  Health Care Services Project,
  5.69%, Due 5/07/01                                           1,500,000      1,500,000

Daily Variable Rate Put Bonds 0.5%
California
California PCFA PCR, 5.25%, Due 5/01/01                        1,300,000      1,300,000

Municipal Funds 1.7%
Multiple States
Blackrock Insured Municipal 2008 Term Trust                      202,400      3,147,320
Nuveen Insured Premium Income
  Municipal Fund                                                  76,000        975,080
                                                                           ------------
Total Municipal Funds                                                         4,122,400
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,974,255)                                9,284,217
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $268,854,378) 99.3%                   248,485,914
Other Assets and Liabilities, Net 0.7%                                        1,779,483
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $250,265,397
=======================================================================================

---------------------------------------------------------------------------------------
                         STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                                Shares or
                                                                Principal       Value
                                                                  Amount      (Note 2)
---------------------------------------------------------------------------------------

Municipal Bonds 51.0%
Arizona 0.2%
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A,
  5.20%, Due 1/01/04                                          $  540,000     $  550,800

California 1.2%
ABAG Finance Authority for Nonprofit
  Corporations Revenue - San Diego
  Hospital Association Project,
  6.00%, Due 8/15/05                                           2,795,000      2,892,825
Sierra View Local Health Care District
  Revenue Refunding, 5.00%, Due 7/01/06                        1,200,000      1,195,500
                                                                             ----------
                                                                              4,088,325

Colorado 2.7%
Castle Rock Ranch, Colorado Public
  Improvements Authority Public Facilities
  Revenue:
  5.70%, Due 12/01/06                                          1,000,000      1,027,500
  5.90%, Due 12/01/03                                          1,475,000      1,521,094
  6.10%, Due 12/01/05                                          2,780,000      2,908,575

--------------------------------------------------------------------------------
                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------
Colorado Health Facilities Authority
  Hospital Revenue - Parkview Medical
  Center Project, 4.90%, Due 9/01/03              $  215,000   $   215,269
Denver, Colorado City and County SFMR,
  7.00%, Due 8/01/10                               1,955,000     2,196,931
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding - Housing
  Project, 5.45%, Due 7/01/02                        495,000       494,381
Montrose County, Colorado COP,
  6.10%, Due 6/15/02                               1,000,000     1,012,500
                                                               -----------
                                                                 9,376,250

Connecticut 0.4%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin
  Systems Project, 6.50%, Due 7/01/14              1,410,000     1,492,838

Florida 1.2%
Capital Projects Finance Authority Solid
  Waste Disposal Revenue Capital Projects
  Loan Program - Peerless Dade, Inc.
  Project, 7.50%, Due 11/01/18 (Defaulted
  Effective 2/20/01)                               3,000,000     1,200,000
Miami Beach, Florida Redevelopment
  Agency Incremental Tax Revenue,
  9.125%, Due 12/01/04                             2,825,000     2,891,811
                                                               -----------
                                                                 4,091,811

Guam 0.0%
Guam Government Limited Obligation
  Highway Refunding, 3.50%, Due 5/01/04              100,000        99,500

Illinois 3.0%
Chicago, Illinois Tax Increment - Sub-Central
  Loop Redevelopment Project,
  Zero %, Due 12/01/08                               825,000       583,687
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                     1,140,000     1,171,350
Illinois Health Facilities Authority Revenue:
  Covenant Retirement Communities
  Project, 7.60%, Due 12/01/12                       750,000       787,500
  Memorial Medical Center Systems Project,
  5.25%, Due 10/01/09                                625,000       652,344
Illinois Sales Tax Revenue Refunding,
  6.00%, Due 6/15/12                               2,400,000     2,661,000
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Elgin Lease
  Purchase, 6.07%, Due 6/21/05                     2,500,000     2,565,625
Naperville City, Dupage and Will Counties,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04                               1,880,000     1,915,250
                                                               -----------
                                                                10,336,756

Indiana 1.3%
Rockport, Indiana PCR Refunding - Indiana
  Michigan Power Company Project,
  7.60%, Due 3/01/16                               4,500,000     4,621,410

Kansas 0.9%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                              3,000,000     3,063,750

Kentucky 3.6%
Ashland, Kentucky PCR Refunding - Ashland
  Oil, Inc. Project, 6.65%, Due 8/01/09            3,000,000     3,112,500
Logan and Todd Counties, Kentucky
 Regional Water Commission BAN
 Revenue, 5.50%, Due 8/01/03                       6,000,000     6,120,000
Pendleton County, Kentucky Multi-County
  Lease Revenue - Kentucky Association of
  Counties Leasing Trust Program,
  6.50%, Due 3/01/19                               3,000,000     3,120,000
                                                               -----------
                                                                12,352,500

Louisiana 1.1%
New Orleans, Louisiana Exhibit Hall
  Authority Hotel Occupancy Tax Revenue,
  Zero %, Due 7/15/06                              2,600,000     1,930,500
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Project, 5.00%, Due 9/01/07                      1,845,000     1,838,081
                                                               -----------
                                                                 3,768,581

Massachusetts 5.2%
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research, 4.595%, Due 10/15/03        5,073,062     5,092,086
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                     4,500,000     4,640,625
Massachusetts Industrial Finance Agency
  Water Treatment Revenue - Massachusetts-
  American Hingham Project,
  6.25%, Due 12/01/10                              3,915,000     4,154,794
Municipal Tax-Exempt Trust Certificates,
  4.35%, Due 3/06/06                               4,000,000     3,980,000
                                                               -----------
                                                                17,867,505

Michigan 1.4%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  5.75%, Due 7/01/03                               2,355,000     2,355,000
  6.00%, Due 7/01/04                               1,005,000     1,010,025
  6.00%, Due 7/01/05                                 510,000       511,275
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                      1,050,000     1,026,375
                                                               -----------
                                                                 4,902,675

Minnesota 2.7%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project,
  5.70%, Due 11/15/02                              1,740,000     1,698,675
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  6.625%, Due 11/01/17                             4,850,000     4,007,312
Woodbury, Minnesota Lease Revenue -
  Minnesota Math and Science Academy
  Project, 5.50%, Due 11/01/28 (Mandatory
  Put at $100 on 5/01/02)                          3,535,000     3,519,517
                                                               -----------
                                                                 9,225,504

Mississippi 1.2%
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05                               4,000,000     3,985,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------
Missouri 2.0%
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/04                             $1,000,000    $1,027,500
  6.00%, Due 1/01/06                              2,250,000     2,320,313
  6.25%, Due 1/01/03                              1,500,000     1,537,500
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                    1,790,000     1,883,975
                                                              -----------
                                                                6,769,288

Nebraska 1.5%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency
  Project:
  4.375%, Due 6/01/10                             4,205,000     3,952,700
  5.25%, Due 6/01/09                              1,200,000     1,213,500
                                                              -----------
                                                                5,166,200

Nevada 0.4%
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation
  Refunding, 6.40%, Due 11/01/03                  1,530,000     1,558,687

New Mexico 1.7%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06          5,765,000     5,808,238

New York 0.5%
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue,
  4.70%, Due 12/01/03                             1,010,000     1,020,100
New York Environmental Facilities
  Corporation Water Pollution Control
  Revolving Fund Revenue - Pilgrim
  State Sewage Treatment Project,
  5.625%, Due 3/15/04                               600,000       612,750
                                                              -----------
                                                                1,632,850

North Carolina 0.7%
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  6.00%, Due 1/01/13                              2,500,000     2,518,750

Northern Mariana Islands 0.3%
Commonwealth of Northern Mariana
  Islands, 5.00%, Due 6/01/05                       900,000       919,125

Ohio 2.1%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/02           1,240,000     1,233,800
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/02                                760,000       789,450
  6.53%, Due 3/15/03                                785,000       822,288
  6.53%, Due 9/15/03                                815,000       863,900
  6.53%, Due 3/15/04                                840,000       894,600
  6.53%, Due 9/15/04                                865,000       930,956
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project,
  5.15%, Due 2/01/03                                935,000       913,962
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Putable at $100 and
  Rate Reset Effective 2/01/03)                   1,050,000       861,000
                                                              -----------
                                                                7,309,956

Oregon 1.0%
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                        3,345,000     3,353,363

Pennsylvania 4.3%
Luzerne County, Pennsylvania IDA Exempt
  Facilities Revenue - Pennsylvania Gas and
  Water Company Project,
  7.125%, Due 12/01/22                            2,000,000     2,112,500
Philadelphia, Pennsylvania Municipal
  Authority Revenue Refunding,
  6.00%, Due 7/15/03                              1,140,000     1,159,950
Southern Chester County, Pennsylvania
  Health and Higher Education Authority
  Mortgage Revenue - Jenner's Pond
  Retirement Community Project,
  5.15%, Due 11/01/03:
  Series 1998                                     7,500,000     7,246,875
  Series 1999                                     4,500,000     4,348,125
                                                              -----------
                                                               14,867,450

Puerto Rico 0.8%
Children's Trust Fund Tobacco Settlement
  Revenue, 5.00%, Due 7/01/08                     1,000,000     1,025,000
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04          1,867,467     1,921,156
                                                              -----------
                                                                2,946,156

South Dakota 0.3%
South Dakota EDFA EDR Refunding -
  Pooled Loan Program-Technical
  Ordinance Project, 5.75%, Due 4/01/07           1,080,000     1,118,426

Tennessee 1.4%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                         2,500,000     2,493,750
Municipal Energy Acquisition Corporation
  Gas Revenue:
  4.125%, Due 3/01/09                               200,000       184,000
  5.00%, Due 3/01/03                              1,000,000     1,013,750
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/05                             1,585,000     1,321,494
                                                              -----------
                                                                5,012,994

Texas 4.4%
Corpus Christi, Texas GO Refunding,
  5.00%, Due 3/01/08 (b)                          1,000,000     1,016,250
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Corporation
  Revenue - American Airlines, Inc. Project,
  7.25%, Due 11/01/30                             3,500,000     3,635,625
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06               5,855,000     4,859,650
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                              750,000       756,563
  6.375%, Due 10/01/11                            2,735,000     2,752,094
Robstown, Texas Certificates of Obligation:
  7.75%, Due 10/01/12                                55,000        56,581
  7.75%, Due 10/01/12 (Pre-Refunding at
  $100 on 10/01/02)                                 410,000       429,987

--------------------------------------------------------------------------------
                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal       Value
                                                     Amount      (Note 2)
-------------------------------------------------------------------------------
Titus County, Texas Fresh Water Supply
  District Number 1 Pollution Revenue
  Refunding - Southwestern Electric Power
  Company Project, 8.20%, Due 8/01/11              $1,500,000   $  1,543,785
                                                                ------------
                                                                  15,050,535

Utah 1.5%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding -
  West Valley Event Center Project:
  5.65%, Due 5/01/03                                1,130,000      1,130,000
  5.70%, Due 5/01/04                                1,195,000      1,195,000
  5.75%, Due 5/01/05                                1,260,000      1,258,425
  6.00%, Due 5/01/07                                  725,000        724,094
  8.25%, Due 5/01/02                                  820,000        831,578
                                                                ------------
                                                                   5,139,097

Washington 1.6%
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project,
  6.25%, Due 12/01/11                               1,285,000      1,260,906
Washington Public Power Supply System
  Nuclear Project Number 2 Revenue
  Refunding, 5.00%, Due 7/01/05                     4,100,000      4,258,875
                                                                ------------
                                                                   5,519,781

West Virginia 0.0%
  Kanawha County, West Virginia Residential
  Mortgage Revenue, 7.375%, Due 9/01/10               150,000        170,062

Wisconsin 0.4%
Glendale, Wisconsin Community
  Development Authority Lease Revenue
  Refunding:
  3.70%, Due 10/01/05                                 250,000        247,813
  3.80%, Due 10/01/06                                 250,000        246,875
Southeast Wisconsin Professional Baseball Park
  District Lease Capital Appreciation COP:
  Zero %, Due 12/15/11                              1,335,000        795,994
  Zero %, Due 12/15/13                                410,000        214,737
Stevens Point, Wisconsin Community
  Development Authority Housing Mortgage
  Revenue, 6.50%, Due 9/01/09                          25,000         27,625
                                                                ------------
                                                                   1,533,044
----------------------------------------------------------------------------
Total Municipal Bonds (Cost $179,221,093)                        176,217,207
----------------------------------------------------------------------------
Variable Rate Put Bonds 25.0%
Arizona 1.7%
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster
  Village, Inc. Project:
  5.25%, Due 6/01/16 (Putable At $100 and
  Rate Reset Effective 6/01/04)                     3,300,000      3,180,375
  6.00%, Due 6/01/17 (Putable at $100 and
  Rate Reset Effective 12/01/03)                    2,700,000      2,673,000
                                                                ------------
                                                                   5,853,375

Connecticut 1.6%
Connecticut Development Authority IDR -
  The Olympic Hotel Corporation Project,
  6.60%, Due 8/01/03                                1,253,331      1,247,064
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put at
  $100 on 12/01/08)                                 4,400,000      4,207,500
                                                                ------------
                                                                   5,454,564

Georgia 1.6%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%,
  Due 12/01/30 (Mandatory Put at $100
  on 12/01/02)                                      5,655,000      5,655,000

Indiana 2.0%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project:
  4.65%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                  4,000,000      3,995,000
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                  2,800,000      2,800,000
                                                                ------------
                                                                   6,795,000

Iowa 1.4%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)               4,895,000      4,870,525

Massachusetts 1.0%
Massachusetts Development Finance Agency
  First Mortgage Revenue - LaSell Village
  Project, 5.625%, Due 12/01/28 (Putable at
  $100 and Rate Reset Effective 12/01/03)           3,500,000      3,395,000

Michigan 2.7%
Dickinson County, Michigan EDC Solid
  Waste Disposal Revenue Refunding -
  Champion International Corporation
  Project, 6.55%, Due 3/01/07                       3,000,000      3,062,850
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project:
  5.05%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/04)                                 5,000,000      5,068,750
  5.30%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/06)                                 1,250,000      1,276,563
                                                                ------------
                                                                   9,408,163

Mississippi 0.6%
Moss Point, Mississippi Redevelopment
  Authority Urban Development Revenue -
  Jackson County Motel Project,
  5.50%, Due 8/01/05                                2,190,000      2,190,767

New Hampshire 0.6%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                2,000,000      1,997,500

New York 1.0%
Corinth, New York Industrial Development
  Agency Solid Waste Disposal Revenue -
  International Paper Company Project,
  4.90%, Due 9/01/12 (Mandatory Put at
  $100 on 3/01/02)                                  3,500,000      3,500,000

Ohio 1.1%
Ohio Air Quality Development Authority
  PCR - Ohio Edison Project, 5.80%,
  Due 6/01/16 (Mandatory Put at $100
  on 12/01/04)                                      1,525,000      1,570,750

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal       Value
                                                      Amount      (Note 2)
-------------------------------------------------------------------------------
Perry County, Ohio Nursing Facilities
  Revenue Refunding - New Lexington Health
  Care Project, 6.50%, Due 9/01/10
  (Mandatory Put at $100 on 9/01/03)                $2,420,000   $ 2,432,947
                                                                 -----------
                                                                   4,003,697

Pennsylvania 1.8%
Beaver County, Pennsylvania IDA PCR
  Refunding - Ohio Edison Company Project,
  4.65%, Due 6/01/33 (Mandatory Put at
  $100 on 6/01/04)                                   4,260,000     4,217,400
Montgomery County, Pennsylvania IDA
  PCR Refunding - Peco Energy Company,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                  2,000,000     2,022,500
                                                                 -----------
                                                                   6,239,900

South Carolina 0.7%
South Carolina Jobs-EDA EDR Refunding
  EXTRAS - Westminster Presbyterian
  Center, Inc. Project, 5.20%, Due 11/15/28
  (Putable at $100 and Rate Reset
  Effective 11/15/03)                                2,455,000     2,381,350

Texas 5.1%
Bexar County, Texas HFC MFHR - Park
  Ridge Apartments Project, 5.50%, Due
  5/01/35 (Mandatory Put at $100 on 5/01/03)         4,775,000     4,739,187
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 on 4/01/04)                                   5,250,000     5,243,437
Brazos River Authority Revenue Refunding -
  Reliant Energy, Inc. Project, 5.20%,
  Due 12/01/18 (Mandatory Put at $100
  on 12/01/02)                                       4,000,000     4,030,000
Harris County, Texas HFC MFHR - Bryant
  Development Project, 6.75%, Due 9/01/05              414,629       419,294
Lancaster, Texas HFC MFHR - Intervest-
  Lancaster Project:
  6.48%, Due 6/15/04                                 2,925,000     2,935,969
  7.155%, Due 6/15/04                                  377,812       379,229
                                                                 -----------
                                                                  17,747,116

Virginia 1.5%
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                  3,000,000     3,022,500
Henrico County, Virginia EDA Revenue -
  Bon Secours Health System Project, 5.75%,
  Due 11/15/30 (Mandatory Put at $100
  on 11/15/04)                                       2,000,000     2,020,000
                                                                 -----------
                                                                   5,042,500

Washington 0.6%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project, 5.70%, Due 7/01/68
  (Mandatory Put at $100 on 7/01/08)                 1,865,000     1,981,562
----------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $86,336,489)                  86,516,019
----------------------------------------------------------------------------
Short-Term Investments (a) 22.6%
Municipal Bonds 9.7%
Colorado 0.4%
Meridian, Colorado Metropolitan District
  GO, 7.00%, Due 12/01/01                            1,250,000     1,275,988

Georgia 0.3%
Athens-Clarke County, Georgia Residential
  Care Facilities for the Elderly Authority
  Revenue - Wesley Woods of Athens, Inc.
  Project, 5.30%, Due 10/01/01                       1,000,000       995,990

Kansas 1.0%
Kansas State Independent College Finance
  Authority RAN:
  Benedictine College Project,
  5.75%, Due 6/01/01                                 1,200,000     1,201,872
  Mid America Nazarene University Project,
  5.75%, Due 6/01/01                                 1,400,000     1,402,184
  Southwestern College Project, 6.00%,
  Due 6/01/01                                          800,000       801,400
                                                                 -----------
                                                                   3,405,456

Kentucky 0.6%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Delta Airlines,
  Inc. Project, 6.75%, Due 2/01/02                   2,000,000     2,030,200

Michigan 0.4%
Lakeville, Michigan Community School
  District State Aid Notes, 5.50%, Due 6/29/01       1,391,000     1,395,187

Missouri 0.4%
St. Louis, Missouri Airport Revenue,
  6.25%, Due 1/01/02                                 1,440,000     1,459,613

Nebraska 0.1%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency
  Project, 3.60%, Due 6/01/01                          500,000       499,845

New Hampshire 0.1%
New Hampshire IDA Industrial Facilities
  Revenue - Permattach Tool Project,
  7.70%, Due 12/01/01                                  225,000       230,755

New Jersey 1.2%
Jersey City, New Jersey Municipal Utilities
  Authority Project Revenue,
  5.65%, Due 7/27/01                                 3,000,000     3,010,830
New Jersey Health Care Facilities Finance
  Authority Revenue - Southern Ocean
  County Hospital Project, 5.75%, Due 7/01/01          300,000       300,621
West Milford Township, New Jersey
  Municipal Utilities Authority Revenue,
  5.125%, Due 12/01/01                               1,000,000     1,010,730
                                                                 -----------
                                                                   4,322,181

New York 2.1%
Albany, New York Housing Authority -
  Tax Credit-Lark Drive Association,
  5.25%, Due 6/01/01                                 3,300,000     3,304,158
Buffalo, New York RAN, 5.25%, Due 5/31/01            1,000,000     1,000,200
Schenectady, New York City School District
  BAN, 5.50%, Due 6/29/01                            3,000,000     3,005,610
                                                                 -----------
                                                                   7,309,968
Ohio 1.6%
Akron, Ohio COP - Akron Municipal
  Baseball Stadium Project,
  Zero %, Due 12/01/01                               1,000,000       980,490

---------------------------------------------------------------------------------------
                   STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                               Shares or
                                                               Principal       Value
                                                                 Amount       (Note 2)
---------------------------------------------------------------------------------------
American Municipal Power-Ohio, Inc. BAN:
  Grafton Village Project, 5.40%, Due 6/21/01                 $1,500,000   $  1,502,760
  Montpelier Village Project,
  5.15%, Due 7/13/01                                           1,300,000      1,303,432
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 9/15/01                                             715,000        722,965
  6.53%, Due 3/15/02                                             740,000        760,350
Wood County, Ohio IDR - Abbey Etna
  Machine Company Project,
  7.625%, Due 7/01/01                                            140,000        140,428
                                                                           ------------
                                                                              5,410,425

Pennsylvania 0.8%
Horizon Hospital System Authority Hospital
  Revenue, 5.40%, Due 5/15/01                                    585,000        585,059
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania
  Project, 5.125%, Due 1/01/02                                 2,060,000      2,079,302
                                                                           ------------
                                                                              2,664,361

Texas 0.1%
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 5.75%, Due 8/15/01                     480,000        481,714

Wisconsin 0.6%
Wittenberg-Birnamwood, Wisconsin School
  District TRAN, 4.90%, Due 8/24/01                            2,000,000      2,006,720
                                                                           ------------
Total Municipal Bonds                                                        33,488,403

Variable Rate Put Bonds 5.2%
Alabama 0.9%
Selma, Alabama IDB PCR - International
  Paper Company Project:
  5.50%, Due 7/15/06 (Putable at $100 and
  Rate Reset Effective 7/15/01)                                  800,000        800,864
  5.50%, Due 7/15/08 (Putable at $100 and
  Rate Reset Effective 7/15/01)                                2,150,000      2,152,322
                                                                           ------------
                                                                              2,953,186

Florida 1.3%
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount
  Sinai Medical Center Project,
  10.94%, Due 8/15/01                                          4,500,000      4,500,000

Texas 2.1%
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 5.25%, Due 4/01/13 (Putable
  at $100 and Rate Reset Effective 10/01/01)                   7,355,000      7,382,581

Virginia 0.9%
James City County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Williamsburg Landing, Inc. Project, 5.75%,
  Due 3/01/26 (Putable at $100 and Rate
  Reset Effective 9/01/01)                                     3,000,000      3,012,060
                                                                           ------------
Total Variable Rate Put Bonds                                                17,847,827

Annual Variable Rate Put Bonds 2.1%
Illinois 1.0%
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project,
  5.35%, Due 4/01/28 (Mandatory Put at
  $100 on 4/01/02)                                             3,745,000      3,557,750

Missouri 1.1%
Jackson County, Missouri IDA MFHR - Pine
  Valley Apartments Project, 5.20%, Due
  3/01/28 (Mandatory Put at $100 on 3/01/02)                   3,720,000      3,720,000
                                                                           ------------
Total Annual Variable Rate Put Bonds                                          7,277,750

Monthly Variable Rate Put Bonds 1.9%
New Mexico 1.3%
New Mexico Hospital Equipment Loan
  Council Hospital Revenue - Presbyterian
  Health Care Services Project, 5.69%,
  Due 6/07/01                                                  4,500,000      4,500,000

New York 0.6%
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals Project,
  5.60%, Due 5/28/01                                           2,000,000      2,000,000
                                                                           ------------
Total Monthly Variable Rate Put Bonds                                         6,500,000

Daily Variable Rate Put Bonds 2.4%
California
California PCFA PCR, 5.25%, 5/01/01                            8,500,000      8,500,000

Municipal Funds 1.3%
Multiple States
Blackrock Insured Municipal 2008 Term Trust                       15,000        233,250
Strong Municipal Money Market Fund (d)                         4,200,000      4,200,000
                                                                           ------------
Total Municipal Funds                                                         4,433,250
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $77,991,030)                              78,047,230
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $343,548,612) 98.6%                   340,780,456
Other Assets and Liabilities, Net 1.4%                                        4,792,541
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $345,572,997
=======================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged as collateral to cover margin requirements on open futures contracts.
(d)  Affiliated issuer (see Note 8 of Notes to Financial Statements).

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    --Bond Anticipation Notes
BP     --Basis Points
CDA    --Commercial Development Authority
CDR    --Commercial Development Revenue
COP    --Certificates of Participation
DFA    --Development Finance Authority
EDA    --Economic Development Authority
EDC    --Economic Development Corporation
EDFA   --Economic Development Finance Authority
EDR    --Economic Development Revenue
EFA    --Educational Facilities Authority
EXTRAS --Extendable Rate Adjustable Securities
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
HFC    --Housing Finance Corporation
IBA    --Industrial Building Authority
IBR    --Industrial Building Revenue
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDC    --Industrial Development Corporation
IDFA   --Industrial Development Finance Authority
IDR    --Industrial Development Revenue
IFA    --Investment Finance Authority
MERLOT --Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   --Multi-Family Housing Revenue
MFMR   --Multi-Family Mortgage Revenue
PCFA   --Pollution Control Financing Authority
PCR    --Pollution Control Revenue
RAN    --Revenue Anticipation Notes
SFHR   --Single Family Housing Revenue
SFMR   --Single Family Mortgage Revenue
TAN    --Tax Anticipation Notes
TRAN   --Tax and Revenue Anticipation Notes

                        See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                           (In Thousands, Except
                                                             Per Share Amount)

                                                             Strong Wisconsin
                                                              Tax-Free Fund
                                                             ----------------

Assets:
  Investments in Securities, at Value (Cost of $2,640)             $2,634
  Receivable for Securities Sold                                      100
  Interest and Dividends Receivable                                    46
  Other Assets                                                         38
                                                                   ------
  Total Assets                                                      2,818

Liabilities:
  Dividends Payable                                                     5
                                                                   ------
  Total Liabilities                                                     5
                                                                   ------
Net Assets                                                         $2,813
                                                                   ======


Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $2,817
  Undistributed Net Realized Gain                                       3
  Net Unrealized Depreciation                                          (7)
                                                                   ------
  Net Assets                                                       $2,813
                                                                   ======
Capital Shares Outstanding (Unlimited Number Authorized)              283

Net Asset Value Per Share                                           $9.95
                                                                    =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

                                                                           (In Thousands, Except As Noted)

                                                                        Strong High-Yield    Strong Short-Term
                                                                             Municipal           High Yield
                                                                             Bond Fund         Municipal Fund
                                                                        -----------------    -----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $373,341 and $136,236, respectively)        $311,159             $131,561
    Affiliated Issuers (Cost of $8,650 and $1,600, respectively)                 8,650                1,600
  Receivable for Securities Sold                                                   258                   --
  Receivable for Fund Shares Sold                                                    5                   --
  Interest and Dividends Receivable                                              6,586                3,001
  Other Assets                                                                     219                  147
                                                                              --------             --------
  Total Assets                                                                 326,877              136,309

Liabilities:
  Payable for Fund Shares Redeemed                                                 228                  356
  Dividends Payable                                                              1,573                  565
  Accrued Operating Expenses and Other Liabilities                                  55                   13
                                                                              --------             --------
  Total Liabilities                                                              1,856                  934
                                                                              --------             --------
Net Assets                                                                    $325,021             $135,375
                                                                              ========             ========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                               $422,687             $143,792
  Undistributed Net Investment Income                                                4                   --
  Accumulated Net Realized Loss                                                (35,489)              (3,743)
  Net Unrealized Depreciation                                                  (62,181)              (4,674)
                                                                              --------             --------
  Net Assets                                                                  $325,021             $135,375
                                                                              ========             ========
Investor Class ($ and shares in full)
  Net Assets                                                              $324,740,099         $135,359,673
  Capital Shares Outstanding (Unlimited Number Authorized)                  39,064,589           14,069,392

Net Asset Value Per Share                                                        $8.31                $9.62
                                                                                 =====                =====
Advisor Class ($ and shares in full)
  Net Assets                                                                  $280,593              $14,980
  Capital Shares Outstanding (Unlimited Number Authorized)                      33,731                1,558

Net Asset Value Per Share                                                        $8.32                $9.62
                                                                                 =====                =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

                                                                            (In Thousands, Except As Noted)

                                                                         Strong Municipal    Strong Short-Term
                                                                             Bond Fund      Municipal Bond Fund
                                                                         ----------------   -------------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $268,854 and $339,349, respectively)        $248,486            $336,580
    Affiliated Issuers (Cost of $0 and $4,200, respectively)                        --               4,200
  Receivable for Securities Sold                                                 8,083                 708
  Receivable for Fund Shares Sold                                                   --                 638
  Interest and Dividends Receivable                                              4,445               5,846
  Other Assets                                                                     261                 187
                                                                              --------            --------
  Total Assets                                                                 261,275             348,159

Liabilities:
  Payable for Securities Purchased                                               9,953               1,033
  Payable for Fund Shares Redeemed                                                  15                 196
  Dividends Payable                                                              1,010               1,329
  Accrued Operating Expenses and Other Liabilities                                  32                  28
                                                                              --------            --------
  Total Liabilities                                                             11,010               2,586
                                                                              --------            --------
Net Assets                                                                    $250,265            $345,573
                                                                              ========            ========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                               $311,877            $362,389
  Accumulated Net Realized Loss                                                (41,244)            (14,048)
  Net Unrealized Depreciation                                                  (20,368)             (2,768)
                                                                              --------            --------
  Net Assets                                                                  $250,265            $345,573
                                                                              ========            ========
Investor Class ($ and shares in full)
  Net Assets                                                              $246,009,498        $341,071,652
  Capital Shares Outstanding (Unlimited Number Authorized)                  28,488,278          35,356,554

Net Asset Value Per Share                                                        $8.64               $9.65
                                                                                 =====               =====
Institutional Class ($ and shares in full)
  Net Assets                                                                $4,137,467          $4,100,279
  Capital Shares Outstanding (Unlimited Number Authorized)                     479,199             424,857

Net Asset Value Per Share                                                        $8.63               $9.65
                                                                                 =====               =====
Advisor Class ($ and shares in full)
  Net Assets                                                                  $118,432            $401,066
  Capital Shares Outstanding (Unlimited Number Authorized)                      13,723              41,568

Net Asset Value Per Share                                                        $8.63               $9.65
                                                                                 =====               =====


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Period Ended April 30, 2001 (Unaudited) (Note 1)


                                                               (In Thousands)

                                                              Strong Wisconsin
                                                               Tax-Free Fund
                                                              ----------------
Interest Income                                                      $5

Expenses:
  Investment Advisory Fees                                            1
  Other                                                               1
                                                                     --
  Total Expenses before Waivers and Absorptions                       2
  Voluntary Expense Waivers and Absorptions                          (2)
                                                                     --
  Expenses, Net                                                       -
                                                                     --
Net Investment Income                                                 5

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Futures Contracts                              4
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      (6)
    Futures Contracts                                                (1)
                                                                     --
    Net Change in Unrealized Appreciation/Depreciation               (7)
                                                                     --
Net Loss on Investments                                              (3)
                                                                     --
Net Increase in Net Assets Resulting from Operations                 $2
                                                                     ==

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)

                                                                        (In Thousands)

                                                              Strong High-Yield   Strong Short-Term
                                                                  Municipal          High Yield
                                                                  Bond Fund        Municipal Fund
                                                              -----------------   -----------------
Income:
  Interest                                                        $ 12,446             $3,862
  Dividends -- Affiliated Issuers                                      165                 46
                                                                  --------             ------
  Total Income                                                      12,611              3,908

Expenses:
  Investment Advisory Fees                                             601                217
  Administrative Fees -- Investor Class                                444                159
  Custodian Fees                                                         9                  4
  Shareholder Servicing Costs -- Investor Class                        159                 25
  Reports to Shareholders -- Investor Class                             42                  9
  Transfer Agency Banking Charges -- Investor Class                     --                  1
  Federal and State Registration Fees                                   33                 49
  Other                                                                 54                 11
                                                                  --------             ------
  Total Expenses before Waivers, Absorptions
   and Fees Paid Indirectly by Advisor                               1,342                475
  Voluntary Expense Waivers and Absorptions                             --                (20)
  Fees Paid Indirectly by Advisor -- Investor Class                     (6)                --
                                                                  --------             ------
  Expenses, Net                                                      1,336                455
                                                                  --------             ------
Net Investment Income                                               11,275              3,453

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                                    (12,032)              (233)
    Futures Contracts                                                 (994)              (176)
                                                                  --------             ------
    Net Realized Loss                                              (13,026)              (409)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                     (6,206)               890
    Futures Contracts                                                  143                 30
                                                                  --------             ------
    Net Change in Unrealized Appreciation/Depreciation              (6,063)               920
                                                                  --------             ------
Net Gain (Loss) on Investments                                     (19,089)               511
                                                                  --------             ------
Net Increase (Decrease) in Net Assets Resulting from Operations   ($ 7,814)            $3,964
                                                                  ========             ======

                       See Notes to Financial Statements.
                                                                              35

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2001 (Unaudited)

                                                                  (In Thousands)

                                                            Strong         Strong Short-Term
                                                        Municipal Bond      Municipal Bond
                                                             Fund                Fund
                                                        --------------     -----------------
Income:
  Interest                                                  $7,203             $8,728
  Dividends -- Unaffiliated Issuers                            137                  4
  Dividends -- Affiliated Issuers                              172                173
                                                            ------             ------
  Total Income                                               7,512              8,905

Expenses:
  Investment Advisory Fees                                     421                391
  Administrative Fees -- Investor Class                        313                410
  Administrative Fees -- Advisor Class                          --                  1
  Custodian Fees                                                 6                  8
  Shareholder Servicing Costs -- Investor Class                136                 97
  Shareholder Servicing Costs -- Advisor Class                  --                  1
  Reports to Shareholders -- Investor Class                     44                 27
  Transfer Agency Banking Charges -- Investor Class             --                  2
  12b-1 Fees-- Advisor Class                                    --                  1
  Professional Fees                                             73                 12
  Other                                                         45                 48
                                                            ------             ------
  Total Expenses before Fees Paid Indirectly by Advisor      1,038                998
  Fees Paid Indirectly by Advisor -- Investor Class             (4)                --
                                                            ------             ------
  Expenses, Net                                              1,034                998
                                                            ------             ------
Net Investment Income                                        6,478              7,907

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                             (2,948)             1,742
    Futures Contracts                                          (23)               158
                                                            ------             ------
    Net Realized Gain (Loss)                                (2,971)             1,900

  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                              4,332             (1,341)
    Futures Contracts                                           41                 --
                                                            ------             ------
    Net Change in Unrealized Appreciation/Depreciation       4,373             (1,341)
                                                            ------             ------
Net Gain on Investments                                      1,402                559
                                                            ------             ------
Net Increase in Net Assets Resulting from Operations        $7,880             $8,466
                                                            ======             ======

                       See Notes to Financial Statements.
36

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              (In Thousands)

                                                             Strong Wisconsin
                                                              Tax-Free Fund
                                                           --------------------
                                                              Period Ended
                                                              April 30, 2001
                                                           --------------------
                                                           (Unaudited) (Note 1)
Operations:
  Net Investment Income                                            $    5
  Net Realized Gain                                                     4
  Net Change in Unrealized Appreciation/Depreciation                   (7)
                                                                   ------
  Net Increase in Net Assets Resulting from Operations                  2
Distributions from Net Investment Income                               (5)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions        2,816
                                                                   ------
Total Increase in Net Assets                                        2,813
Net Assets:
  Beginning of Period                                                  --
                                                                   ------
  End of Period                                                    $2,813
                                                                   ======

                                           Strong High-Yield Municipal Bond Fund      Strong Short-Term High Yield Municipal Fund
                                        --------------------------------------------  --------------------------------------------
                                        Six Months Ended  Period Ended   Year Ended   Six Months Ended  Period Ended  Year Ended
                                         April 30, 2001  Oct. 31, 2000 Aug. 31, 2000   April 30, 2001  Oct. 31, 2000 Aug. 31, 2000
                                        ---------------- ------------- -------------  ---------------- ------------- -------------
                                           (Unaudited)      (Note 1)                     (Unaudited)      (Note 1)
Operations:
  Net Investment Income                     $ 11,275       $  4,644      $ 32,049        $  3,453       $  1,176      $  7,234
  Net Realized Loss                          (13,026)        (3,281)      (13,664)           (409)          (429)       (2,750)
  Net Change in Unrealized
    Appreciation/Depreciation                 (6,063)        (4,409)      (38,042)            920            108        (3,125)
                                            --------       --------      --------        --------       --------      --------
  Net Increase (Decrease) in
    Net Assets Resulting from Operations      (7,814)        (3,046)      (19,657)          3,964            855         1,359
Distributions:
  From Net Investment Income:
    Investor Class                           (11,266)        (4,651)      (32,049)         (3,453)        (1,176)       (7,234)
    Advisor Class                                 (5)            --            --              --             --            --
                                            --------       --------      --------        --------       --------      --------
  Total Distributions                        (11,271)        (4,651)      (32,049)         (3,453)        (1,176)       (7,234)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions          (72,440)       (14,476)     (144,953)          1,472         (6,701)      (35,408)
                                            --------       --------      --------        --------       --------      --------
Total Increase (Decrease) in Net Assets      (91,525)       (22,173)     (196,659)          1,983         (7,022)      (41,283)
Net Assets:
  Beginning of Period                        416,546        438,719       635,378         133,392        140,414       181,697
                                            --------       --------      --------        --------       --------      --------
  End of Period                             $325,021       $416,546      $438,719        $135,375       $133,392      $140,414
                                            ========       ========      ========        ========       ========      ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                                 Strong Municipal Bond Fund              Strong Short-Term Municipal Bond Fund
                                        --------------------------------------------  --------------------------------------------
                                              Six                                          Six
                                         Months Ended    Period Ended   Year Ended    Months Ended    Period Ended     Year Ended
                                        April 30, 2001  Oct. 31, 2000  Aug. 31, 2000  April 30, 2001  Oct. 31, 2000  Aug. 31, 2000
                                        --------------  -------------  -------------  --------------  -------------  -------------
                                          (Unaudited)      (Note 1)                     (Unaudited)     (Note 1)
Operations:
  Net Investment Income                    $  6,478       $  2,342       $ 17,122        $  7,907       $  2,571       $ 14,066
  Net Realized Gain (Loss)                   (2,971)        (1,630)        (9,043)          1,900            116           (878)
  Net Change in Unrealized
    Appreciation/Depreciation                 4,373         (4,498)       (13,566)         (1,341)          (515)        (2,999)
                                           --------       --------       --------        --------       --------       --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                 7,880         (3,786)        (5,487)          8,466          2,172         10,189
Distributions:
  From Net Investment Income:
    Investor Class                           (6,401)        (2,342)       (17,122)         (7,839)        (2,550)       (14,046)
    Institutional Class                         (75)            --             --             (48)            (2)            --
    Advisor Class                                (2)            --             --             (20)           (21)           (22)
                                           --------       --------       --------        --------       --------       --------
  Total Distributions                        (6,478)        (2,342)       (17,122)         (7,907)        (2,573)       (14,068)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions         (10,542)        (8,148)       (73,922)         26,181          8,921        (10,547)
                                           --------       --------       --------        --------       --------       --------
Total Increase (Decrease) in Net Assets      (9,140)       (14,276)       (96,531)         26,740          8,520        (14,426)
Net Assets:
  Beginning of Period                       259,405        273,681        370,212         318,833        310,313        324,739
                                           --------       --------       --------        --------       --------       --------
  End of Period                            $250,265       $259,405       $273,681        $345,573       $318,833       $310,313
                                           ========       ========       ========        ========       ========       ========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -- Strong Wisconsin Tax-Free Fund/(2)/ (a series of Strong Municipal Funds,
        Inc./(1)/)
     -- Strong High-Yield Municipal Bond Fund, Inc./(1)(3)/
     -- Strong Short-Term High Yield Municipal Fund/(3)/ (a series of Strong
        Municipal Funds, Inc./(1)/)
     -- Strong Municipal Bond Fund, Inc./(1)(3)/
     -- Strong Short-Term Municipal Bond Fund, Inc./(1)(3)/

        /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.
        /(2)/  Non-Diversified Fund
        /(3)/  Diversified Fund

     Effective April 6, 2001, Strong Wisconsin Tax-Free Fund commenced operations.

     During 2000, the Board of Directors of Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund approved changing their fiscal year-end from August 31st to October 31st.

     Effective March 1, 2000, the Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund have issued two classes of shares: Investor Class and Advisor Class. Effective August 1, 2000, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund have issued an additional class of shares: Institutional Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at April 30, 2001.

--------------------------------------------------------------------------------
April 20, 2001 (Unaudited)

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds may be required to maintain assets on their books as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Expense Offset Arrangements -- Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Funds that maintain compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the six months ended April 30, 2001, there were no amounts paid through expense offset arrangements.

     (H) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Funds' Statement of Operations.

     (I) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                 Administrative Fees-  Administrative Fees-  Administrative Fees-
                                                 Advisory Fees      Investor Class     Institutional Class      Advisor Class
                                                 Nov. 1, 2000-      Nov. 1, 2000-         Nov. 1, 2000-          Nov. 1, 2000-
                                                 April 30, 2001     April 30, 2001        April 30, 2001         April 30, 2001
                                                 --------------  --------------------  --------------------  --------------------
     Strong Wisconsin Tax-Free Fund/(1)/             0.37%*             0.28%                   **                     **
     Strong High-Yield Municipal Bond Fund           0.35%              0.25%                   **                   0.25%
     Strong Short-Term High Yield Municipal Fund     0.35%              0.25%                   **                   0.25%
     Strong Municipal Bond Fund                      0.35%              0.25%                 0.02%                  0.25%
     Strong Short-Term Municipal Bond Fund           0.25%              0.25%                 0.02%                  0.25%

     /(1)/Advisory and Administrative fees are for the period April 6, 2001 to
          April 30, 2001.
     * The investment advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter.
     ** Strong Wisconsin Tax-Free Fund, Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund do not offer Institutional Class shares. Strong Wisconsin Tax-Free Fund does not offer Advisor Class shares.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses for Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statement of Operations, unless otherwise indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Wisconsin Tax-Free Fund and each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Strong Wisconsin Tax-Free Fund and the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the period ended April 30, 2001, Strong Wisconsin Tax-Free Money Fund incurred 12b-1 fees of $299. For the six months ended April 30, 2001, Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund incurred 12b-1 fees of $205, $19, $130 and $1,160, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2001, is as follows:

                                                   Payable to    Shareholder Servicing  Transfer Agency    Unaffiliated
                                                   Advisor at     and Other Expenses        Banking         Directors'
                                                 April 30, 2001     Paid to Advisor     Charges/(Credits)      Fees
                                                 --------------  ---------------------  -----------------  ------------
      Strong Wisconsin Tax-Free Fund                $    --            $    107*             $     5*         $   --*
      Strong High-Yield Municipal Bond Fund          29,558             158,572               (6,174)          7,131
      Strong Short-Term High Yield Municipal Fund     5,357              24,543                  576           2,408
      Strong Municipal Bond Fund                     23,888             135,404               (3,677)          4,899
      Strong Short-Term Municipal Bond Fund          17,201              97,953                2,120           5,954

     * For the period April 6, 2001 to April 30, 2001.

--------------------------------------------------------------------------------
April 20, 2001 (Unaudited)

     The Advisor owns 100% and 13% of the outstanding Advisor Class shares of Strong Short-Term High Yield Municipal Fund and Strong Municipal Bond Fund, respectively. The Advisor owns 34% of the outstanding shares of Strong Wisconsin Tax-Free Fund.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended April 30, 2001, were as follows:

                                                     Purchases       Sales
                                                   ------------   ------------
     Strong Wisconsin Tax-Free Fund*               $  2,392,985   $    231,963
     Strong High-Yield Municipal Bond Fund           15,908,992     92,166,721
     Strong Short-Term High Yield Municipal Fund     34,065,192     38,220,269
     Strong Municipal Bond Fund                     119,217,744    123,773,015
     Strong Short-Term Municipal Bond Fund          180,771,967    151,305,129

     * For the period April 6, 2001 to April 30, 2001.

     There were no purchases or sales of long-term government securities for the six months ended April 30, 2001.

6.   Capital Share Transactions

                                                   Strong Wisconsin
                                                    Tax-Free Fund
                                                   ----------------
                                                     Period Ended
                                                    April 30, 2001
                                                   ----------------
                                                     (Unaudited)
                                                       (Note 1)

Capital Share Transactions of the Fund
  Were as Follows:
  Proceeds from Shares Sold                           $2,816,747
  Proceeds from Reinvestment of Distributions                 --
  Payment for Shares Redeemed                                 --
                                                      ----------
Net Increase in Net Assets from
  Capital Share Transactions                          $2,816,747
                                                      ==========
Transactions in Shares of the Fund
  Were as Follows:
  Sold                                                   282,676
  Issued in Reinvestment of Distributions                     --
  Redeemed                                                    --
                                                         -------
Net Increase in Shares of the Fund                       282,676
                                                         =======

--------------------------------------------------------------------------------

                                             Strong High-Yield Municipal Bond Fund    Strong Short-Term High Yield Municipal Fund
                                         -------------------------------------------- --------------------------------------------
                                         Six Months Ended Period Ended   Year Ended   Six Months Ended  Period Ended  Year Ended
                                          April 30, 2001  Oct. 31, 2000 Aug. 31, 2000  April 30, 2001  Oct. 31, 2000 Aug. 31, 2000
                                         ---------------- ------------- ------------- ---------------- ------------- -------------
                                           (Unaudited)      (Note 1)                    (Unaudited)       (Note 1)
Capital Share Transactions of
  Each Class of Shares of the
  Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                $ 46,991,823    $18,425,923  $ 201,847,580   $ 33,357,119    $ 7,164,139   $110,528,131
  Proceeds from Reinvestment
   of Distributions                           8,546,355      3,504,675     24,790,708      2,887,084      1,002,664      5,984,624
  Payment for Shares Redeemed              (128,249,918)   (36,406,250)  (371,606,766)   (34,772,522)   (14,868,080)  (151,935,441)
                                           ------------    -----------  -------------   ------------    -----------   ------------
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions          (72,711,740)   (14,475,652)  (144,968,478)     1,471,681     (6,701,277)   (35,422,686)

ADVISOR CLASS
  Proceeds from Shares Sold                     335,127             --         15,050             --             --         15,019
  Proceeds from Reinvestment
   of Distributions                               3,252              1              1             --             --             --
  Payment for Shares Redeemed                   (66,465)           (51)            --             --             --            (19)
                                           ------------    -----------  -------------   ------------    -----------   ------------
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions              271,914            (50)        15,051             --             --         15,000
                                           ------------    -----------  -------------   ------------    -----------   ------------

Net Increase (Decrease) in Net
  Assets from Capital Share
  Transactions                            ($ 72,439,826)  ($14,475,702) ($144,953,427)  $  1,471,681   ($ 6,701,277) ($ 35,407,686)
                                           ============    ===========   ============   ============    ===========   ============
Transactions in Shares of Each
  Class of the Funds Were
  as Follows:

INVESTOR CLASS
  Sold                                        5,534,533      2,078,239     22,005,077      3,460,713        746,998     11,390,809
  Issued in Reinvestment of Distributions     1,001,546        394,434      2,698,065        300,184        104,551        614,318
  Redeemed                                  (15,056,086)    (4,119,283)   (40,359,824)    (3,619,350)    (1,550,294)   (15,570,456)
                                             ----------      ---------     ----------      ---------      ---------     ----------
  Net Increase (Decrease) in Shares          (8,520,007)    (1,646,610)   (15,656,682)       141,547       (698,745)    (3,565,329)

ADVISOR CLASS
  Sold                                           39,530             --          1,687             --             --          1,560
  Issued in Reinvestment of Distributions           386             --             --             --             --             --
  Redeemed                                       (7,866)            (6)            --             --             --             (2)
                                             ----------      ---------     ----------      ---------      ---------     ----------
  Net Increase (Decrease) in Shares              32,050             (6)         1,687             --             --          1,558
                                             ----------      ---------     ----------      ---------      ---------     ----------
  Net Increase (Decrease) in
   Shares of the Fund                        (8,487,957)    (1,646,616)   (15,654,995)       141,547       (698,745)    (3,563,771)
                                             ==========      =========     ==========      =========      =========     ==========

--------------------------------------------------------------------------------
April 20, 2001 (Unaudited)

                                                  Strong Municipal Bond Fund          Strong Short-Term Municipal Bond Fund
                                         -------------------------------------------- --------------------------------------------
                                         Six Months Ended Period Ended   Year Ended   Six Months Ended  Period Ended  Year Ended
                                          April 30, 2001  Oct. 31, 2000 Aug. 31, 2000  April 30, 2001  Oct. 31, 2000 Aug. 31, 2000
                                         ---------------- ------------- ------------- ---------------- ------------- -------------
                                           (Unaudited)      (Note 1)                    (Unaudited)       (Note 1)
Capital Share Transactions of
  Each Class of Shares of the
  Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                $68,369,557     $ 8,944,451   $ 97,511,732   $125,629,348    $30,132,082  $159,090,226
  Proceeds from Reinvestment
   of Distributions                          5,082,216       1,870,411     13,892,617      6,689,421      2,289,991    12,103,035
  Payment for Shares Redeemed              (88,227,485)    (18,962,465)  (185,355,967)  (108,779,520)   (22,343,477) (184,754,970)
                                           -----------     -----------   ------------   ------------    -----------  ------------
  Net Increase (Decrease) in Net
   Assets from Capital Share
   Transactions                            (14,775,712)     (8,147,603)   (73,951,618)    23,539,249     10,078,596   (13,561,709)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                  4,142,093              --         15,000      3,417,526        672,931        15,000
  Proceeds from Reinvestment
   of Distributions                                 --              --             --         33,550             --            --
  Payment for Shares Redeemed                  (14,845)             --             --        (32,646)            --            --
                                           -----------     -----------   ------------   ------------    -----------  ------------
  Net Increase in Net Assets from
   Capital Share Transactions                4,127,248              --         15,000      3,418,430        672,931        15,000

ADVISOR CLASS
  Proceeds from Shares Sold                    504,048              --         15,025      3,424,845             --     3,015,025
  Proceeds from Reinvestment
   of Distributions                                796              --             --          4,261             --            --
  Payment for Shares Redeemed                 (398,228)             --            (25)    (4,206,393)    (1,830,400)      (15,094)
                                           -----------     -----------   ------------   ------------    -----------  ------------
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions             106,616              --         15,000       (777,287)    (1,830,400)    2,999,931
                                           -----------     -----------   ------------   ------------    -----------  ------------
Net Increase (Decrease) in Net
  Assets from Capital Share
  Transactions                            ($10,541,848)   ($ 8,147,603) ($ 73,921,618)  $ 26,180,392    $ 8,921,127 ($ 10,546,778)
                                           ===========     ===========   ============   ============    ===========  ============

Transactions in Shares of Each Class
  of the Funds Were as Follows:

INVESTOR CLASS
  Sold                                       7,884,886       1,027,963     10,969,952     12,998,048      3,128,892    16,532,816
  Issued in Reinvestment of Distributions      587,696         213,873      1,564,196        693,412        237,672     1,255,840
  Redeemed                                 (10,200,561)     (2,176,926)   (20,913,021)   (11,266,870)    (2,319,712)  (19,180,956)
                                            ----------       ---------     ----------     ----------      ---------    ----------
  Net Increase (Decrease) in Shares         (1,727,979)       (935,090)    (8,378,873)     2,424,590      1,046,852    (1,392,300)

INSTITUTIONAL CLASS
  Sold                                         479,199              --          1,718        353,341         69,879         1,561
  Issued in Reinvestment of Distributions           --              --             --          3,469             --            --
  Redeemed                                      (1,718)             --             --         (3,392)            --            --
                                            ----------       ---------     ----------     ----------      ---------    ----------
  Net Increase in Shares                       477,481              --          1,718        353,418         69,879         1,561

ADVISOR CLASS
  Sold                                          57,801              --          1,739        355,882             --       314,395
  Issued in Reinvestment of Distributions           91              --             --            440             --            --
  Redeemed                                     (45,905)             --             (3)      (437,583)      (190,000)       (1,566)
                                            ----------       ---------     ----------     ----------      ---------    ----------
  Net Increase (Decrease) in Shares             11,987              --          1,736        (81,261)      (190,000)      312,829
                                            ----------       ---------     ----------     ----------      ---------    ----------
Net Increase (Decrease) in
  Shares of the Fund                        (1,238,511)       (935,090)    (8,375,419)     2,696,747        926,731    (1,077,910)
                                            ==========       =========     ==========     ==========      =========    ==========

--------------------------------------------------------------------------------

7.   Income Tax Information

     At April 30, 2001, the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                                                Federal Tax    Unrealized     Unrealized        Net
                                                                    Cost      Appreciation   Depreciation   Depreciation
                                                               ------------   ------------   ------------   ------------
     Strong Wisconsin Tax-Free Fund                            $  2,640,182   $      3,018   $      9,344   $      6,326
     Strong High-Yield Municipal Bond Fund                      381,990,764      4,139,870     66,321,281     62,181,411
     Strong Short-Term High Yield Municipal Fund                137,927,401      1,030,235      5,796,207      4,765,972
     Strong Municipal Bond Fund                                 268,854,378      2,672,333     23,040,797     20,368,464
     Strong Short-Term Municipal Bond Fund                      343,570,417      2,458,880      5,248,841      2,789,961

     At August 31, 2000 (the tax year-end of the Funds), the capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes for Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund were $6,053,826, $340,267, $27,308,192 and $15,128,391, respectively.

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2001 were as follows:

                                                  Balance of      Gross     Gross Sales   Balance of      Value    Dividend Income
                                                 Shares Held    Purchases      and       Shares Held    April 30,   Nov. 1, 2000-
                                                 Nov. 1, 2000 and Additions Reductions  April 30, 2001     2001    April 30, 2001
                                                 ------------ ------------- ----------- --------------  ---------- ---------------
     Strong High-Yield Municipal Bond Fund
     -------------------------------------
     Strong Municipal Money Market Fund            7,650,000    66,300,000   65,300,000    8,650,000     $8,650,000    $164,896

     Strong Short-Term High Yield Municipal Fund
     -------------------------------------------
     Strong Municipal Money Market Fund              300,000    38,400,000   37,100,000    1,600,000      1,600,000      45,522

     Strong Municipal Bond Fund
     --------------------------
     Strong Municipal Money Market Fund            9,700,000   102,300,000  112,000,000        --             --        172,044

     Strong Short-Term Municipal Bond Fund
     -------------------------------------
     Strong Municipal Money Market Fund            3,700,000   145,600,000  145,100,000    4,200,000      4,200,000     172,854

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG WISCONSIN TAX-FREE FUND
-------------------------------------------------------------------

                                                       Period Ended
                                                       ------------
                                                         April 30,
Selected Per-Share Data/(a)/                             2001/(b)/
-------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.00
Income From Investment Operations:
  Net Investment Income                                      0.03
  Net Realized and Unrealized Losses on Investments         (0.05)
-------------------------------------------------------------------
  Total from Investment Operations                          (0.02)
Less Distributions:
  From Net Investment Income/(c)/                           (0.03)
-------------------------------------------------------------------
  Total Distributions                                       (0.03)
-------------------------------------------------------------------
Net Asset Value, End of Period                             $ 9.95
===================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------
  Total Return                                              -0.3%
  Net Assets, End of Period (In Millions)                      $3
  Ratio of Expenses to Average Net Assets Without
    Waivers and Absorptions                                  1.3%*
  Ratio of Expenses to Average Net Assets                    0.0%*
  Ratio of Net Investment Income to Average Net Assets       4.1%*
  Portfolio Turnover Rate/(d)/                               8.8%


STRONG HIGH-YIELD MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                       ----------------------------------------------------------------------------
                                                       April 30,   Oct. 31,    Aug. 31,  Aug. 31,    Aug. 31,  Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                           2001/(e)/   2000/(f)/    2000      1999       1998        1997     1996/(g)/
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $8.75        $8.91       $9.79    $10.52      $10.09     $ 9.45     $9.91
Income From Investment Operations:
  Net Investment Income                                   0.27         0.09        0.59      0.58        0.59       0.61      0.44
  Net Realized and Unrealized Gains
    (Losses) on Investments                              (0.44)       (0.15)      (0.88)    (0.68)       0.45       0.64     (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (0.17)       (0.06)      (0.29)    (0.10)       1.04       1.25     (0.02)
Less Distributions:
  From Net Investment Income/(c)/                        (0.27)       (0.10)      (0.59)    (0.58)      (0.59)     (0.61)    (0.44)
  From Net Realized Gains                                   --           --          --     (0.05)      (0.02)        --        --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (0.27)       (0.10)      (0.59)    (0.63)      (0.61)     (0.61)    (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.31        $8.75       $8.91    $ 9.79      $10.52     $10.09     $9.45
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                           -2.0%        -0.7%       -2.9%     -1.1%      +10.5%     +13.6%     -0.1%
  Net Assets, End of Period (In Millions)                 $325         $417        $439      $635        $667       $361      $238
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                       0.8%*        0.7%*       0.7%      0.7%        0.7%       0.7%      0.7%*
  Ratio of Expenses to Average Net Assets                 0.8%*        0.7%*       0.7%      0.7%        0.7%       0.7%      0.7%*
  Ratio of Net Investment Income to Average Net Assets    6.4%*        6.4%*       6.4%      5.7%        5.7%       6.2%      6.9%*
  Portfolio Turnover Rate/(d)/                            4.6%         1.4%       17.5%     52.5%       66.5%      92.1%    106.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from April 6, 2001 (inception) to April 30, 2001
     (unaudited).
(c)  Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the six months ended April 30, 2001 (unaudited).
(f)  In 2000, the Fund changed its fiscal year-end from August to October.
(g)  In 1996, the Fund changed its fiscal year-end from December to August.

                       See Notes to Financial Statements.
46

--------------------------------------------------------------------------------

STRONG HIGH-YIELD MUNICIPAL BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                              ------------------------------------------
                                                                April 30,    Oct. 31,       Aug. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/    2000/(c)/     2000/(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $8.76        $8.91          $8.92
Income From Investment Operations:
  Net Investment Income                                            0.25         0.09           0.28
  Net Realized and Unrealized Losses on Investments               (0.44)       (0.15)         (0.01)
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.19)       (0.06)          0.27
Less Distributions:
  From Net Investment Income/(e)/                                 (0.25)       (0.09)         (0.28)
--------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.25)       (0.09)         (0.28)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $8.32        $8.76          $8.91
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                                    -2.2%        -0.7%          +3.1%
  Net Assets, End of Period (In Millions)                            $0/(g)/      $0/(g)/        $0/(g)/
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor                1.1%*        1.2%*          1.1%*
  Ratio of Expenses to Average Net Assets                          1.1%*        1.1%*          1.1%*
  Ratio of Net Investment Income to Average Net Assets             5.9%*        6.0%*          6.3%*
  Portfolio Turnover Rate/(f)/                                     4.6%         1.4%          17.5%


STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                              ---------------------------------------------------------
                                                              April 30,     Oct. 31,    Aug. 31,  Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                  2001/(b)/     2000/(c)/     2000      1999     1998/(h)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.58        $9.60       $9.99    $10.17     $10.00
Income From Investment Operations:
  Net Investment Income                                            0.26         0.08        0.51      0.50       0.37
  Net Realized and Unrealized Gains (Losses) on Investments        0.04        (0.02)      (0.39)    (0.18)      0.17
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.30         0.06        0.12      0.32       0.54
Less Distributions:
  From Net Investment Income/(e)/                                 (0.26)       (0.08)      (0.51)    (0.50)     (0.37)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.26)       (0.08)      (0.51)    (0.50)     (0.37)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.62        $9.58       $9.60    $ 9.99     $10.17
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +3.2%        +0.7%       +1.3%     +3.2%      +5.5%
  Net Assets, End of Period (In Millions)                          $135         $133        $140      $182       $101
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor                0.7%*        0.7%*       0.7%      0.7%       1.0%*
  Ratio of Expenses to Average Net Assets                          0.7%*        0.7%*       0.6%      0.4%       0.4%*
  Ratio of Net Investment Income to Average Net Assets             5.4%*        5.1%*       5.2%      4.9%       5.0%*
  Portfolio Turnover Rate/(f)/                                    27.2%         6.0%       27.9%     22.7%       8.1%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  For the period from March 1, 2000 (Commencement of Class) to August 31,
     2000.
(e)  Tax-exempt for regular federal income tax purposes.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.
(h)  For the period from November 30, 1997 (inception) to August 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                ---------------------------------
                                                                April 30,   Oct. 31,    Aug. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/   2000/(c)/   2000/(d)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.57       $9.60      $9.63
Income From Investment Operations:
    Net Investment Income                                          0.24        0.07       0.24
    Net Realized and Unrealized Gains (Losses) on Investments      0.05       (0.03)     (0.03)
-------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.29        0.04       0.21
Less Distributions:
    From Net Investment Income/(e)/                               (0.24)      (0.07)     (0.24)
-------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.24)      (0.07)     (0.24)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.62       $9.57      $9.60
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
    Total Return                                                  +3.0%       +0.5%      +2.2%
    Net Assets, End of Period (In Millions)                          $0/(g)/     $0/(g)/    $0/(g)/
    Ratio of Expenses to Average Net Assets Without Waivers
      and Absorptions                                              1.2%*       1.2%*      1.2%*
    Ratio of Expenses to Average Net Assets                        1.1%*       1.1%*      1.1%*
    Ratio of Net Investment Income to Average Net Assets           5.0%*       4.6%*      4.9%*
    Portfolio Turnover Rate/(f)/                                  27.2%        6.0%      27.9%


STRONG MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                           -----------------------------------------------------------------------
                                                           April 30,  Oct. 31,   Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,
Selected Per-Share Data/(a)/                               2001/(b)/  2000/(c)/    2000      1999      1998      1997    1996/(h)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $8.58      $8.78     $9.37     $9.96     $9.52     $8.99      $9.52
Income From Investment Operations:
    Net Investment Income                                     0.22       0.08      0.50      0.51      0.51      0.50       0.33
    Net Realized and Unrealized Gains (Losses) on
      Investments                                             0.06      (0.20)    (0.59)    (0.59)     0.44      0.53      (0.53)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          0.28      (0.12)    (0.09)    (0.08)     0.95      1.03      (0.20)
Less Distributions:
    From Net Investment Income/(e)/                          (0.22)     (0.08)    (0.50)    (0.51)    (0.51)    (0.50)     (0.33)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (0.22)     (0.08)    (0.50)    (0.51)    (0.51)    (0.50)     (0.33)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $8.64      $8.58     $8.78     $9.37     $9.96     $9.52      $8.99
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
    Total Return                                             +3.3%      -1.4%     -0.9%     -1.0%    +10.1%    +11.8%      -2.1%
    Net Assets, End of Period (In Millions)                   $246       $259      $274      $370      $287      $232       $247
    Ratio of Expenses to Average Net Assets Without Fees
      Paid Indirectly by Advisor                              0.8%*      0.8%*     0.8%      0.7%      0.7%      0.8%       0.8%*
    Ratio of Expenses to Average Net Assets                   0.8%*      0.8%*     0.8%      0.7%      0.7%      0.8%       0.8%*
    Ratio of Net Investment Income to Average Net Assets      5.1%*      5.2%*     5.6%      5.1%      5.2%      5.4%       5.4%*
    Portfolio Turnover Rate/(f)/                             49.5%       7.2%     19.2%     22.4%     58.5%     85.0%     172.9%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  For the period from March 1, 2000 (Commencement of Class) to August 31,
     2000.
(e)  Tax-exempt for regular federal income tax purposes.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.
(h)  In 1996, the Fund changed its fiscal year-end from December to August.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                   --------------------------------------------
                                                                   April 30,       Oct. 31,      Aug. 31,
Selected Per-Share Data/(a)/                                       2001/(b)/       2000/(c)/     2000/(d)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $8.58          $8.79         $8.73
Income From Investment Operations:
  Net Investment Income                                                 0.23           0.08          0.04
  Net Realized and Unrealized Gains (Losses) on Investments             0.05          (0.21)         0.06
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.28          (0.13)         0.10
Less Distributions:
  From Net Investment Income/(e)/                                      (0.23)         (0.08)        (0.04)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.23)         (0.08)        (0.04)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $8.63          $8.58         $8.79
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return                                                         +3.3%          -1.5%         +1.2%
  Net Assets, End of Period (In Millions)                                 $4             $0/(g)/       $0/(g)/
  Ratio of Expenses to Average Net Assets                               0.5%*          0.4%*         0.4%*
  Ratio of Net Investment Income to Average Net Assets                  5.4%*          5.6%*         5.5%*
  Portfolio Turnover Rate/(f)/                                         49.5%           7.2%         19.2%


STRONG MUNICIPAL BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                  Period Ended
                                                                   --------------------------------------------
                                                                   April 30,       Oct. 31,      Aug. 31,
Selected Per-Share Data/(a)/                                       2001/(b)/       2000/(c)/     2000/(h)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $8.58           $8.78         $8.64
Income From Investment Operations:
  Net Investment Income                                               0.21            0.07          0.24
  Net Realized and Unrealized Gains (Losses) on Investments           0.05           (0.20)         0.14
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    0.26           (0.13)         0.38
Less Distributions:
  From Net Investment Income/(e)/                                    (0.21)          (0.07)        (0.24)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (0.21)          (0.07)        (0.24)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $8.63           $8.58         $8.78
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return                                                       +3.0%           -1.5%         +4.4%
  Net Assets, End of Period (In Millions)                               $0/(g)/         $0/(g)/       $0/(g)/
  Ratio of Expenses to Average Net Assets Without
    Waivers and Absorptions                                           1.2%*           1.2%*         1.1%*
  Ratio of Expenses to Average Net Assets                             1.1%*           1.1%*         1.1%*
  Ratio of Net Investment Income to Average Net Assets                4.6%*           4.9%*         5.4%*
  Portfolio Turnover Rate/(f)/                                       49.5%            7.2%         19.2%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  For the period from August 1, 2000 (Commencement of Class) to August 31,
     2000.
(e)  Tax-exempt for regular federal income tax purposes.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.
(h)  For the period from March 1, 2000 (Commencement of Class) to August 31,
     2000.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                           ------------------------------------------------------------------------
                                                           April 30,  Oct. 31,   Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,
Selected Per-Share Data/(a)/                               2001/(b)/  2000/(c)/    2000      1999      1998      1997    1996/(d)/
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.62     $9.64      $9.76     $9.95     $9.82     $9.67     $9.77
Income From Investment Operations:
  Net Investment Income                                       0.23      0.08       0.46      0.47      0.48      0.49      0.33
  Net Realized and Unrealized Gains
    (Losses) on Investments                                   0.03     (0.02)     (0.12)    (0.19)     0.13      0.15     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            0.26      0.06       0.34      0.28      0.61      0.64      0.23
Less Distributions:
  From Net Investment Income/(e)/                            (0.23)    (0.08)     (0.46)    (0.47)    (0.48)    (0.49)    (0.33)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (0.23)    (0.08)     (0.46)    (0.47)    (0.48)    (0.49)    (0.33)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $9.65     $9.62      $9.64     $9.76     $9.95     $9.82     $9.67
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                               +2.7%     +0.6%      +3.6%     +2.8%     +6.3%     +6.7%     +2.4%
  Net Assets, End of Period (In Millions)                     $341      $317       $307      $325      $211      $165      $136
  Ratio of Expenses to Average Net Assets                     0.6%*     0.6%*      0.6%      0.6%      0.6%      0.7%      0.7%*
  Ratio of Net Investment Income to Average Net Assets        4.8%*     4.9%*      4.8%      4.7%      4.8%      5.0%      5.1%*
  Portfolio Turnover Rate/(f)/                               49.7%      8.9%      48.6%     22.7%     15.7%     26.2%     38.0%


STRONG SHORT-TERM MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                             -------------------------------
                                                             April 30,  Oct. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/  2000/(c)/  2000/(g)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $9.63     $9.64      $9.61
Income From Investment Operations:
  Net Investment Income                                         0.24      0.08       0.04
  Net Realized and Unrealized Gains (Losses) on Investments     0.02     (0.01)      0.03
--------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.26      0.07       0.07
Less Distributions:
  From Net Investment Income/(e)/                              (0.24)    (0.08)     (0.04)
--------------------------------------------------------------------------------------------
  Total Distributions                                          (0.24)    (0.08)     (0.04)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $9.65     $9.63      $9.64
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                 +2.8%     +0.8%      +0.8%
  Net Assets, End of Period (In Millions)                         $4        $1        $0/(h)/
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                             0.3%*     0.3%*      0.3%*
  Ratio of Expenses to Average Net Assets                       0.3%*     0.3%*      0.3%*
  Ratio of Net Investment Income to Average Net Assets          5.1%*     4.9%*      5.3%*
  Portfolio Turnover Rate/(f)/                                 49.7%      8.9%      48.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  In 1996, the Fund changed its fiscal year-end from December to August.
(e)  Tax-exempt for regular federal income tax purposes.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  For the period from August 1, 2000 (Commencement of Class) to August 31,
     2000.
(h)  Amount is less than $500,000.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM MUNICIPAL BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                -------------------------------------
                                                                April 30,      Oct. 31,    Aug. 31,
Selected Per-Share Data/(a)/                                    2001/(b)/      2000/(c)/   2000/(d)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.63          $9.64       $9.58
Income From Investment Operations:
  Net Investment Income                                            0.22           0.07        0.22
  Net Realized and Unrealized Gains (Losses) on Investments        0.02          (0.01)       0.06
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.24           0.06        0.28
Less Distributions:
  From Net Investment Income/(e)/                                 (0.22)         (0.07)      (0.22)
----------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.22)         (0.07)      (0.22)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.65          $9.63       $9.64
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
  Total Return                                                    +2.5%          +0.7%       +2.9%
  Net Assets, End of Period (In Millions)                            $0/(g)/        $1          $3
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                                1.0%*          1.0%*       0.9%*
  Ratio of Expenses to Average Net Assets                          1.0%*          1.0%*       0.9%*
  Ratio of Net Investment Income to Average Net Assets             4.3%*          4.6%*       4.5%*
  Portfolio Turnover Rate/(f)/                                    49.7%           8.9%       48.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2001 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  For the period from March 1, 2000 (Commencement of Class) to August 31,
     2000.
(e)  Tax-exempt for regular federal income tax purposes.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.


                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Elizabeth N. Cohernour, Vice President and Secretary
  Cathleen A. Ebacher, Vice President and Assistant Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodians
  Strong High-Yield Municipal Bond, Strong Short-Term High Yield Municipal, Strong Municipal Bond, and Strong Short-Term Municipal Bond Funds
  Firstar Bank, N.A.
  P.O. Box 701, Milwaukee, Wisconsin 53201

  Strong Wisconsin Tax-Free Fund
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT12922-0401


Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


[STRONG LOGO]



                                                                           SMUNI